                         LOOMIS SAYLES INVESTMENT TRUST

                               Semi-Annual Report
                                 March 31, 1999

                        CALIFORNIA TAX-FREE INCOME FUND
                             CORE FIXED INCOME FUND
                                CORE GROWTH FUND
                               FIXED INCOME FUND
                          HIGH YIELD FIXED INCOME FUND
                    INTERMEDIATE DURATION FIXED INCOME FUND
                       INVESTMENT GRADE FIXED INCOME FUND

                                 LOOMIS SAYLES
                                INVESTMENT TRUST
                     A FAMILY OF INSTITUTIONAL MUTUAL FUNDS

               One Financial Center - Boston, Massachusetts 02111
                                  888-226-9699

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

[PHOTO]
Daniel J. Fuss
President
                Dear Shareholders:

                   The bad news is that the last six months were relatively fruitless for most areas of fixed income. The good news is that the worst is behind us and things are looking brighter on the horizon.

                   The degree of leverage in the bond market seems to be increasing once again. Dealers continue to be cautious and institutions that lend to hedge funds are still careful, but slowly becoming more liberal than last fall. If this continues, market liquidity will further improve and spreads ought to narrow, allowing corporate yields to either fall faster or rise slower than treasury yields. Either scenario represents favorable price movements for corporate bonds.

Despite a floundering market, the Loomis Sayles Fixed Income Fund performed very well in the past six months. Our motto has become "same bonds, new prices." The investments made in undervalued bonds earlier in 1998 bore fruit in the last six months. We had a strong fourth quarter as liquidity flowed back into the market, helping restore a modicum of rationality on valuation spreads. These two factors helped us produce positive performance relative to the rest of the market.

In the equity arena, growth stocks continue to be in favor over value. The technological revolution is almost solely responsible for the market's momentum. For the first quarter of 1999, only 172 stocks in the S&P 500 beat the capitalization-weighted index average. These stocks represent 34% of the equal-weighted index but 47% of the size-weighted index. On a size-weighted basis, Standard & Poor's classifies over 20% of the outperforming stocks as technology companies. Four of the seven largest contributors to the excess return of the market were Microsoft, America Online, EMC Corp. and Cisco Systems, all technology-related companies. Technology, with a return of nearly 12%, was the only industrial sector to exceed 8% for the first quarter.

There are some uncertainties for both the fixed income and equity markets. For instance, we cannot predict the outcome of the tragic situation in the Balkans, the effect of the Euro, the future of internet-related stocks or how soon or how much interest rates will fluctuate. Our best course of action is precaution. As a result of this uncertainty, we have positioned our funds so that they should weather wider than normal market swings. The way in which we do this is to buy as much as we can that is not directly related to the markets -- without giving up potential performance. Looking forward, the funds are structured to take advantage of the above average spreads between U.S. Treasuries and everything else that exists in the current market.

It has been an exciting six months for Loomis Sayles Investment Trust. Mutual fund assets were $514 million at March 31. This represents a $47 million increase over the past six months. We attribute most of this growth to the Loomis Sayles Fixed Income and Investment Grade Fixed Income Funds. We are proud of our accomplishments over the past six months and look forward to new challenges and achievements for the '99 fiscal year.

Sincerely,

           [SIG]

Daniel J. Fuss
President,
Loomis Sayles Investment Trust

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
------------------------------------------

The Loomis Sayles California Tax-Free Income Fund attempts to achieve a high level of current income exempt from both federal income tax and California personal income tax as consistent with preservation of capital. For the six months ended March 31, 1999, the Fund had a total return of 1.53%, as compared to the Fund's benchmark, the Lehman Brothers 5 Year Municipal Bond Index, total return of 1.87%. For the same period, the average California intermediate municipal debt fund, as measured by Lipper Analytical Services, had a total return of 1.02%.

The Fund has earned its coupon during the last two quarters which by comparison to the action of the Treasury market is an excellent result. The government market experienced a lot of volatility and upward yield movement throughout the yield curve. The 5 year Treasury moved from 4.21% to 5.10%, the 10 year from 4.41% to 5.23% and the 30 year from 4.97% to 5.62%. At the same time, municipal yields moved higher at a more modest pace, and interestingly the one to five year California curve moved to lower yields. The 5 year benchmark California municipal moved from 3.90% to 3.83% while the 10 year was unchanged at 4.25% and the 30 year moved from 4.86% to a 5.06%.

During the six month period, we sold one holding that had been pre-refunded for October 1999 at a yield under 3.00%. We used the proceeds to purchase good quality ten to twenty year maturities with calls in seven to nine years at yields close to 5.00%.

Going forward, we feel the Fund is well positioned with a weighted average life of 5.13 years and weighted average duration of 4.19 years.

ROBERT K. PAYNE IS THE PORTFOLIO MANAGER FOR THE CALIFORNIA TAX-FREE INCOME
FUND.

                 CUMULATIVE PERFORMANCE
             INCEPTION(A) TO MARCH 31, 1999
    AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31, 1999
                                                                                                   ANNUALIZED
                                                                                                                       SINCE
                                                              6 MONTHS           1 YEAR              3 YEARS         INCEPTION
Loomis Sayles California Tax-Free Income Fund                        1.53                 5.68               6.18           6.07
Lipper California Intermediate Municipal Bond Fund Index
(b)                                                                  1.11                 5.57               6.21           5.98
Lehman Brothers 5 Year Municipal Bond Index (c)                      1.87                 5.71               5.84           5.80

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            Loomis Sayles    Lipper California    Lehman Brothers
                                                               California         Intermediate             5 Year
                                                                 Tax-Free            Municipal          Municipal
                                                              Income Fund   Bond Fund Index(b)      Bond Index(c)
6/30/95                                                        $10,000.00           $10,000.00         $10,000.00
7/31/95                                                        $10,048.00           $10,106.84         $10,122.00
8/31/95                                                        $10,136.00           $10,216.59         $10,214.00
9/30/95                                                        $10,189.00           $10,275.84         $10,240.00
10/31/95                                                       $10,313.00           $10,395.30         $10,302.00
11/30/95                                                       $10,438.00           $10,514.76         $10,396.00
12/31/95                                                       $10,492.00           $10,576.92         $10,450.00
1/31/96                                                        $10,595.00           $10,678.90         $10,554.00
2/29/96                                                        $10,575.00           $10,641.02         $10,525.00
3/31/96                                                        $10,466.00           $10,511.96         $10,451.00
4/30/96                                                        $10,435.00           $10,504.81         $10,450.00
5/31/96                                                        $10,419.00           $10,501.00         $10,446.00
6/30/96                                                        $10,516.00           $10,571.88         $10,508.00
7/31/96                                                        $10,597.00           $10,677.91         $10,584.00
8/31/96                                                        $10,597.00           $10,676.89         $10,594.00
9/30/96                                                        $10,687.00           $10,770.80         $10,681.00
10/31/96                                                       $10,791.00           $10,880.81         $10,774.00
11/30/96                                                       $10,969.00           $11,051.68         $10,914.00
12/31/96                                                       $10,928.00           $11,011.36         $10,893.00
1/31/97                                                        $10,947.00           $11,031.49         $10,893.00
2/28/97                                                        $11,020.00           $11,107.57         $10,973.00
3/31/97                                                        $10,920.00           $11,004.28         $10,853.00
4/30/97                                                        $10,993.00           $11,058.21         $10,900.00
5/31/97                                                        $11,121.00           $11,211.08         $11,034.00
6/30/97                                                        $11,220.00           $11,309.95         $11,118.00
7/31/97                                                        $11,468.00           $11,569.69         $11,313.00
8/31/97                                                        $11,402.00           $11,479.49         $11,256.00
9/30/97                                                        $11,501.00           $11,599.49         $11,356.00
10/31/97                                                       $11,546.00           $11,630.75         $11,415.00
11/30/97                                                       $11,613.00           $11,677.57         $11,450.00
12/31/97                                                       $11,721.00           $11,828.21         $11,549.00
1/31/98                                                        $11,834.00           $11,935.27         $11,654.00
2/28/98                                                        $11,857.00           $11,946.66         $11,673.00
3/31/98                                                        $11,857.00           $11,930.91         $11,683.00
4/30/98                                                        $11,822.00           $11,859.20         $11,634.00
5/31/98                                                        $11,960.00           $12,027.26         $11,774.00
6/30/98                                                        $11,994.00           $12,061.76         $11,814.00
7/31/98                                                        $12,040.00           $12,098.36         $11,855.00
8/31/98                                                        $12,191.00           $12,277.14         $12,001.00
9/30/98                                                        $12,342.00           $12,457.21         $12,124.00
10/31/98                                                       $12,354.00           $12,442.05         $12,160.00
11/30/98                                                       $12,377.00           $12,476.77         $12,182.00
12/31/98                                                       $12,401.00           $12,486.36         $12,224.00
1/31/99                                                        $12,519.00           $12,631.06         $12,354.00
2/28/99                                                        $12,507.00           $12,574.31         $12,341.00
3/31/99                                                        $12,531.00           $12,595.11         $12,452.00

                 CUMULATIVE PERFORMANCE
            REGISTRATION(A) TO MARCH 31, 1999
    AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31, 1999
                                                                                                 ANNUALIZED
                                                                                                    SINCE
                                                              6 MONTHS          1 YEAR          REGISTRATION
Loomis Sayles California Tax-Free Income Fund                        1.53               5.68               6.57
Lipper California Intermediate Municipal Bond Fund Index
(b)                                                                  1.11               5.57               6.98
Lehman Brothers 5 Year Municipal Bond Index (c)                      1.87               5.71               6.67

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            Loomis Sayles  Lipper California    Lehman Brothers
                                                               California       Intermediate   5 Year Municipal
                                                                 Tax-Free     Municipal Bond          Bond Fund
                                                              Income Fund      Fund Index(b)           Index(c)
03/31/1997                                                     $10,000.00         $10,000.00         $10,000.00
04/30/1997                                                     $10,005.00         $10,049.00         $10,043.00
05/31/1997                                                     $10,121.00         $10,188.00         $10,167.00
06/30/1997                                                     $10,211.00         $10,277.00         $10,244.00
07/31/1997                                                     $10,436.00         $10,514.00         $10,424.00
08/31/1997                                                     $10,376.00         $10,432.00         $10,371.00
09/30/1997                                                     $10,467.00         $10,541.00         $10,463.00
10/31/1997                                                     $10,508.00         $10,570.00         $10,518.00
11/30/1997                                                     $10,569.00         $10,612.00         $10,550.00
12/31/1997                                                     $10,667.00         $10,749.00         $10,641.00
01/31/1998                                                     $10,770.00         $10,847.00         $10,738.00
02/28/1998                                                     $10,790.00         $10,858.00         $10,755.00
03/31/1998                                                     $10,790.00         $10,843.00         $10,765.00
04/30/1998                                                     $10,759.00         $10,778.00         $10,719.00
05/31/1998                                                     $10,884.00         $10,931.00         $10,848.00
06/30/1998                                                     $10,916.00         $10,963.00         $10,885.00
07/31/1998                                                     $10,958.00         $10,996.00         $10,923.00
08/31/1998                                                     $11,095.00         $11,159.00         $11,057.00
09/30/1998                                                     $11,236.00         $11,323.00         $11,171.00
10/31/1998                                                     $11,243.00         $11,309.00         $11,204.00
11/30/1998                                                     $11,264.00         $11,341.00         $11,224.00
12/31/1998                                                     $11,286.00         $11,350.00         $11,263.00
01/31/1999                                                     $11,393.00         $11,482.00         $11,383.00
02/28/1999                                                     $11,382.00         $11,430.00         $11,371.00
03/31/1999                                                     $11,404.00         $11,449.00         $11,381.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Bond Fund Index & Lehman Brothers 5 Year Municipal Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): The Lehman Brothers 5 Year Municipal Bond Index is computed from prices on approximately 6,100 bonds, with a maturity range of 4-6 years, consisting of roughly 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% prerefunded bonds. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES CORE FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Core Fixed Income Fund attempts to achieve a high total investment return through a combination of current income and capital appreciation. For the six months ended March 31, 1999, the Fund had a total return of -0.34% as compared to the Fund's benchmark, the Merrill Lynch Corporate/Government Bond Index, total return of -0.97%. For the same period, the average A rated corporate debt fund, as measured by Lipper Analytical Services had a total return of 0.96%

During the past six months we have seen a continuation of strong economic growth with low inflation. The Federal Reserve lowered the Federal Funds rate three times restoring confidence and improving liquidity within the bond market. These factors combined to produce a solid recovery in valuation within the corporate and mortgage sectors.

The Fund's longer-term strategic position was little changed over the last six months. However, we moved aggressively to take advantage of opportunities created during the liquidity crunch. We added to both our corporate and mortgage sector allocations as extraordinary values were created in issues with strong fundamentals. Specifically, within the corporate sector we have added to our energy sector holdings as we find these issues undervalued relative to similarly rated bonds for those companies with strong balance sheets and the ability to weather low oil prices. We also reduced the Fund's average maturity/duration slightly in anticipation of higher interest rates. All of these changes had a positive effect on performance during the last six months.

On the positive side the securities that contributed most to the Fund's performance were Coastal Corp., Norfolk Southern, ConAgra and Lehman Brothers. On the negative side Meditrust, Boise Cascade and Saga Petroleum were all weak performers.

We believe that yield will be the key factor in performance in 1999. Our outlook is based on the continued trend of strong economic growth combined with low inflation. This economic background should result in stable interest rates and a focus by investors on yield. We believe the Fund is well positioned to benefit from this outlook and our expectation is for continued outperformance in the corporate and mortgage sectors.

WILLIAM F. CAMP IS THE PORTFOLIO MANAGER FOR THE CORE FIXED INCOME FUND.

             CUMULATIVE PERFORMANCE
         INCEPTION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                     ANNUALIZED
                                                                                       SINCE
                                                     6 MONTHS        1 YEAR          INCEPTION
Loomis Sayles Core Fixed Income Fund                       -0.34           6.13                7.48
Lipper Corp. A Rated Bond Fund Index (b)                   -0.61           5.05                7.70
Merrill Lynch Corp./Government Bond Index (c)              -0.97           6.52                8.24

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                                   Loomis Sayles   Lipper Corp.
                                                            Core        A Rated       Merrill Lynch
                                                           Fixed      Bond Fund    Corp./Government
                                                     Income Fund       Index(b)       Bond Index(c)
04/30/1996                                            $10,000.00     $10,000.00          $10,000.00
05/31/1996                                             $9,930.00      $9,978.45           $9,986.41
06/30/1996                                            $10,060.00     $10,102.75          $10,113.28
07/31/1996                                            $10,060.00     $10,123.83          $10,136.78
08/31/1996                                            $10,030.00     $10,095.72          $10,112.83
09/30/1996                                            $10,210.00     $10,287.51          $10,288.03
10/31/1996                                            $10,460.00     $10,539.44          $10,524.26
11/30/1996                                            $10,680.00     $10,754.94          $10,718.12
12/31/1996                                            $10,531.00     $10,633.75          $10,604.18
01/31/1997                                            $10,542.00     $10,649.76          $10,617.90
02/28/1997                                            $10,573.00     $10,687.43          $10,630.12
03/31/1997                                            $10,438.00     $10,540.11          $10,520.87
04/30/1997                                            $10,583.00     $10,688.59          $10,676.57
05/31/1997                                            $10,666.00     $10,788.07          $10,768.79
06/30/1997                                            $10,801.00     $10,933.92          $10,900.35
07/31/1997                                            $11,118.00     $11,285.87          $11,230.95
08/31/1997                                            $10,983.00     $11,142.80          $11,104.12
09/30/1997                                            $11,160.00     $11,333.33          $11,282.43
10/31/1997                                            $11,326.00     $11,479.30          $11,468.56
11/30/1997                                            $11,367.00     $11,533.36          $11,518.44
12/31/1997                                            $11,502.00     $11,655.56          $11,641.24
01/31/1998                                            $11,653.00     $11,794.62          $11,810.35
02/28/1998                                            $11,620.00     $11,774.47          $11,782.08
03/31/1998                                            $11,642.00     $11,818.52          $11,825.98
04/30/1998                                            $11,696.00     $11,872.86          $11,877.82
05/31/1998                                            $11,815.00     $12,001.43          $12,007.56
06/30/1998                                            $11,933.00     $12,107.98          $12,134.62
07/31/1998                                            $11,934.00     $12,110.07          $12,146.14
08/31/1998                                            $11,999.00     $12,218.03          $12,375.88
09/30/1998                                            $12,398.00     $12,490.97          $12,721.37
10/31/1998                                            $12,279.00     $12,333.13          $12,651.02
11/30/1998                                            $12,376.00     $12,467.25          $12,698.39
12/31/1998                                            $12,460.00     $12,507.59          $12,750.22
01/31/1999                                            $12,576.00     $12,613.79          $12,842.24
02/28/1999                                            $12,251.00     $12,333.94          $12,518.74
03/31/1999                                            $12,356.00     $12,414.85          $12,597.55



             CUMULATIVE PERFORMANCE
       REGISTRATION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                    ANNUALIZED
                                                                                       SINCE
                                                     6 MONTHS        1 YEAR        REGISTRATION
Loomis Sayles Core Fixed Income Fund                       -0.34           6.13               7.99
Lipper Corp. A Rated Bond Fund Index (b)                   -0.61           5.05               8.53
Merrill Lynch Corporate/Government Bond Index
(c)                                                        -0.97           6.52               9.43

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles   Lipper Corp.      Merrill Lynch
                                                      Core Fixed        A Rated         Corporate/
                                                          Income      Bond Fund         Government
                                                            Fund       Index(b)      Bond Index(c)
03/31/1997                                            $10,000.00     $10,000.00         $10,000.00
04/30/1997                                            $10,039.00     $10,141.00         $10,148.00
05/31/1997                                            $10,118.00     $10,235.00         $10,235.00
06/30/1997                                            $10,246.00     $10,373.00         $10,360.00
07/31/1997                                            $10,547.00     $10,708.00         $10,674.00
08/31/1997                                            $10,419.00     $10,572.00         $10,553.00
09/30/1997                                            $10,586.00     $10,752.00         $10,723.00
10/31/1997                                            $10,744.00     $10,891.00         $10,900.00
11/30/1997                                            $10,783.00     $10,942.00         $10,947.00
12/31/1997                                            $10,911.00     $11,058.00         $11,064.00
01/31/1998                                            $11,054.00     $11,190.00         $11,225.00
02/28/1998                                            $11,024.00     $11,171.00         $11,198.00
03/31/1998                                            $11,044.00     $11,212.00         $11,239.00
04/30/1998                                            $11,095.00     $11,264.00         $11,289.00
05/31/1998                                            $11,208.00     $11,385.00         $11,412.00
06/30/1998                                            $11,320.00     $11,487.00         $11,533.00
07/31/1998                                            $11,321.00     $11,489.00         $11,543.00
08/31/1998                                            $11,382.00     $11,591.00         $11,761.00
09/30/1998                                            $11,761.00     $11,850.00         $12,089.00
10/31/1998                                            $11,648.00     $11,700.00         $12,023.00
11/30/1998                                            $11,741.00     $11,828.00         $12,067.00
12/31/1998                                            $11,820.00     $11,866.00         $12,117.00
01/31/1999                                            $11,930.00     $11,967.00         $12,204.00
02/28/1999                                            $11,622.00     $11,701.00         $11,897.00
03/31/1999                                            $11,721.00     $11,778.00         $11,971.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A Rated Bond Fund Index & Merrill Lynch Corporate/Government Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch Corporate/Government Bond Index is comprised of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Source: Merrill Lynch.

LOOMIS SAYLES CORE GROWTH FUND
------------------------------------------

The Loomis Sayles Core Growth Fund attempts to achieve long-term growth of capital. For the six months ended March 31, 1999, the Fund had a total return of 27.74%, as compared to the Fund's benchmark, the S&P 500 Index total return of 27.34%. For the same period, the average growth fund, as measured by Lipper Analytical Services, had a total return of 28.16%.

The fourth quarter of 1998 began on a turbulent note as investors continued to ponder the implications of the Russian default and the Long Term Capital Management failure. The Federal Reserve's move on October 14th to lower interest rates for the second time set a recovery in motion that proceeded almost without interruption for the remainder of the year with most major indexes ending the year at or above their July highs. For the quarter, the S&P 500 posted a 21.3% gain while the full year recorded a 28.6% advance marking the fourth consecutive year of better than 20% returns. As has been the case for most of this period, 1998's market was characterized by very narrow leadership. Size was critical -- the fifty largest S&P companies had a median gain of 33.6% for the year versus 5.1% for the remaining 450 names. Performance was also concentrated in relatively few industry sectors with technology and communications services -- both of which were driven by the Internet -- being the leaders.

As the first quarter of 1999 began, investors were focused on Brazil where a collapsing currency and capital flight were producing fears of still another chapter in the global financial crisis that began in Thailand in August of 1997 and spread through southeast Asia, Korea, and on to Russia. World economic recovery seemed further off than ever, and the market continued to favor the same handful of large growth stocks that contributed so disproportionately to 1998's performance. While most managers have learned with varying degrees of success to cope with this market phenomenon, which was driven by the unusual combination of a strong US economy in the midst of worldwide recession and a massive flow of funds into indexed and quasi-indexed portfolios, many of us, particularly that minority who have experienced a bear market, have been profoundly uneasy. Fortunately, the market started to change in March as investors began to gather increasing amounts of anecdotal evidence that parts of Asia were beginning to recover and that the Brazilian crisis was looking much less serious than its predecessors. Coupled with an apparently successful OPEC production-cutting agreement, this caused investors to begin to think of the implications of a growing worldwide economy and rising rather than falling commodity prices.

The new quarter has begun with a continuation of the shift in leadership to cyclicals and energy that began in March. Stocks in industries such as machinery, paper, metals, and energy, which in some cases had lagged the market for years, exploded to the upside even as former leaders in technology and health care declined sharply. The Dow Jones Industrial Average far outperformed the broader based S&P 500 and, particularly, the technology-laden NASDAQ. Typically, when a shift in leadership of this magnitude occurs it is a harbinger of market trends that are likely to remain in place for an extended interval. In this case, we believe it is signaling the likelihood of a strengthening world economy quite different from the recent past in which a world recession and a strong dollar allowed the US to enjoy strong inflation free growth. In this new environment, inflation and, eventually, interest rates will be higher, price/earnings multiples will contract, and strong earnings growth will be essential for good stock performance. We believe the portfolio is well positioned for this environment, and we will endeavor to remain alert for new opportunities.

QUENTIN P. FAULKNER IS THE PORTFOLIO MANAGER FOR THE CORE GROWTH FUND.

             CUMULATIVE PERFORMANCE
         INCEPTION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                    ANNUALIZED
                                                                                                       SINCE
                                                     6 MONTHS         1 YEAR          3 YEARS        INCEPTION
Loomis Sayles Core Growth Fund                             27.74           23.56            23.03          20.18
Lipper Growth Fund Index (b)                               28.99           17.52            23.89          22.52
S&P 500 Index (c)                                          27.34           18.46            28.08          27.60

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles
                                                            Core          Lipper
                                                          Growth          Growth          S&P 500
                                                            Fund   Fund Index(b)         Index(c)
10/31/95                                              $10,000.00      $10,000.00       $10,000.00
11/30/95                                              $10,040.00      $10,338.48       $10,438.98
12/31/95                                              $10,042.00      $10,382.21       $10,640.05
1/31/96                                               $10,032.00      $10,633.11       $11,002.03
2/29/96                                               $10,213.00      $10,800.02       $11,104.39
3/31/96                                               $10,213.00      $10,849.90       $11,211.10
4/30/96                                               $10,443.00      $11,121.85       $11,376.39
5/31/96                                               $10,604.00      $11,319.11       $11,670.13
6/30/96                                               $10,533.00      $11,208.71       $11,714.30
7/31/96                                                $9,952.00      $10,602.58       $11,196.76
8/31/96                                               $10,283.00      $10,922.66       $11,432.94
9/30/96                                               $10,824.00      $11,533.08       $12,076.79
10/31/96                                              $11,085.00      $11,699.09       $12,409.52
11/30/96                                              $11,886.00      $12,438.31       $13,347.52
12/31/96                                              $11,609.00      $12,202.40       $13,083.04
1/31/97                                               $12,337.00      $12,838.52       $13,900.41
2/28/97                                               $12,236.00      $12,739.84       $14,009.35
3/31/97                                               $11,882.00      $12,156.70       $13,433.73
4/30/97                                               $12,408.00      $12,691.51       $14,235.70
5/31/97                                               $12,924.00      $13,569.63       $15,102.43
6/30/97                                               $13,136.00      $14,076.97       $15,780.12
7/31/97                                               $14,148.00      $15,243.81       $17,034.91
8/31/97                                               $13,511.00      $14,680.59       $16,080.43
9/30/97                                               $13,987.00      $15,519.76       $16,960.91
10/31/97                                              $13,532.00      $15,018.57       $16,394.46
11/30/97                                              $13,592.00      $15,363.63       $17,153.41
12/31/97                                              $13,430.00      $15,623.16       $17,448.00
1/31/98                                               $13,649.00      $15,728.37       $17,640.99
2/28/98                                               $14,656.00      $16,837.04       $18,913.35
3/31/98                                               $15,390.00      $17,557.16       $19,882.05
4/30/98                                               $15,697.00      $17,745.13       $20,081.89
5/31/98                                               $15,248.00      $17,307.90       $19,736.73
6/30/98                                               $15,719.00      $18,055.85       $20,538.60
7/31/98                                               $15,839.00      $17,864.20       $20,319.71
8/31/98                                               $13,528.00      $14,995.95       $17,386.48
9/30/98                                               $14,886.00      $15,995.52       $18,495.44
10/31/98                                              $15,511.00      $17,102.93       $20,000.25
11/30/98                                              $16,256.00      $18,121.90       $21,213.31
12/31/98                                              $18,026.00      $19,636.73       $22,434.38
1/31/99                                               $18,623.00      $20,474.45       $23,372.50
2/28/99                                               $17,997.00      $19,775.45       $22,646.11
3/31/99                                               $19,017.00      $20,633.07       $23,552.88


             CUMULATIVE PERFORMANCE
       REGISTRATION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                    ANNUALIZED
                                                                                       SINCE
                                                     6 MONTHS        1 YEAR        REGISTRATION
Loomis Sayles Core Growth Fund                             27.74          23.56              22.96
Lipper Growth Fund Index (b)                               28.99          17.52              30.28
S&P 500 Index (c)                                          27.34          18.46              32.41

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles
                                                            Core         Lipper
                                                          Growth    Growth Fund            S&P 500
                                                            Fund       Index(b)           Index(c)
03/31/1997                                            $10,000.00     $10,000.00         $10,000.00
04/30/1997                                            $10,000.00     $10,440.00         $10,597.00
05/31/1997                                            $10,415.00     $11,162.00         $11,242.00
06/30/1997                                            $10,586.00     $11,580.00         $11,747.00
07/31/1997                                            $11,403.00     $12,540.00         $12,681.00
08/31/1997                                            $10,889.00     $12,077.00         $11,971.00
09/30/1997                                            $11,272.00     $12,768.00         $12,627.00
10/31/1997                                            $10,906.00     $12,356.00         $12,205.00
11/30/1997                                            $10,954.00     $12,640.00         $12,770.00
12/31/1997                                            $10,823.00     $12,853.00         $12,990.00
01/31/1998                                            $11,000.00     $12,939.00         $13,134.00
02/28/1998                                            $11,812.00     $13,852.00         $14,081.00
03/31/1998                                            $12,404.00     $14,445.00         $14,802.00
04/30/1998                                            $12,651.00     $14,599.00         $14,952.00
05/31/1998                                            $12,289.00     $14,240.00         $14,694.00
06/30/1998                                            $12,669.00     $14,855.00         $15,291.00
07/31/1998                                            $12,766.00     $14,698.00         $15,127.00
08/31/1998                                            $10,903.00     $12,337.00         $12,943.00
09/30/1998                                            $11,998.00     $13,160.00         $13,769.00
10/31/1998                                            $12,501.00     $14,071.00         $14,889.00
11/30/1998                                            $13,101.00     $14,909.00         $15,793.00
12/31/1998                                            $14,528.00     $16,156.00         $16,703.00
01/31/1999                                            $15,009.00     $16,846.00         $17,401.00
02/28/1999                                            $14,505.00     $16,271.00         $16,860.00
03/31/1999                                            $15,326.00     $16,977.00         $17,534.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Growth Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Growth Fund Index & S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

LOOMIS SAYLES FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six months ended March 31, 1999, the Fund had a total return of 7.23%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of -1.07%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 0.44%. Our outperformance can be attributed, in large part, to a more favorable global economic climate, an across the board compression of credit spreads, and fortuitous issue selection.

Three consecutive cuts in short-term interest rates by the Federal Reserve brought an end to the "flight to quality", causing investors to swap out of particularly rich Treasuries into other segments of the market. Yield spreads versus Treasuries narrowed dramatically across the credit spectrum, with lower rated bonds performing the best. In our portfolios, it was just a case of same bonds, different prices. We did not initiate any dramatic repositioning when liquidity dried up last fall, rather, we attempted to capitalize on the deeply discounted nature of the market by opportunistically buying issues of companies/countries that we believed would weather the crisis the best.

The Fund was well positioned to benefit from this transition, particularly in the Yankee sector, where we had been accumulating positions since the "Asian Contagion" began. Korea had their sovereign rating and several of their corporate issuer's debt ratings upgraded by the major debt rating agencies because of the country's success in implementing fiscal reforms and stabilizing their currency. The Fund's energy exposure, which has been hampered by soft demand from Asia and a prolonged weakness in oil prices, rebounded nicely in March as a result of a more favorable outlook for the sector. This exposure also acts as a sound hedge against inflation should it materialize. In addition, the Fund has maintained a considerable position in Canadian government & provincial debt due to Canada's strong credit profile and the liquidity and call-protection these bonds provide.

We remain constructive on the market at current levels. Although yield spreads have tightened recently, they remain wide by historical standards, particularly in the Yankee and commodity-sensitive sectors. These sectors, along with the Telecommunications and Cable/Media continue to be areas of focus. The Fund remains well diversified across 226 issues and more than 20 countries, while offering call protection and a significant yield advantage over Treasuries.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE FIXED INCOME FUND.

             CUMULATIVE PERFORMANCE
         INCEPTION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                      ANNUALIZED
                                                                                                          SINCE
                                                     6 MONTHS         1 YEAR           3 YEARS          INCEPTION
Loomis Sayles Fixed Income Fund                             7.23            3.07               10.46          13.36
Lipper BBB Rated Bond Fund Index (b)                        0.63            3.95                7.47           9.11
Lehman Brothers Government/Corp. Bond Index (c)            -1.07            6.55                7.75           8.95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles                     Lehman Brothers
                                                           Fixed      Lipper BBB    Government/Corp.
                                                          Income      Rated Bond                Bond
                                                            Fund   Fund Index(b)            Index(c)
1/31/95                                               $10,000.00      $10,000.00          $10,000.00
2/28/95                                               $10,320.00      $10,228.48          $10,231.88
3/31/95                                               $10,500.00      $10,308.82          $10,300.50
4/30/95                                               $10,810.00      $10,494.19          $10,444.20
5/31/95                                               $11,380.00      $10,946.83          $10,881.93
6/30/95                                               $11,550.00      $11,029.52          $10,968.90
7/31/95                                               $11,540.00      $11,003.65          $10,926.62
8/31/95                                               $11,770.00      $11,165.50          $11,066.41
9/30/95                                               $12,100.00      $11,296.39          $11,178.81
10/31/95                                              $12,140.00      $11,446.88          $11,342.98
11/30/95                                              $12,440.00      $11,634.60          $11,529.72
12/31/95                                              $12,742.00      $11,826.63          $11,699.60
1/31/96                                               $12,995.00      $11,922.25          $11,772.43
2/29/96                                               $12,626.00      $11,671.44          $11,522.64
3/31/96                                               $12,563.00      $11,585.34          $11,425.89
4/30/96                                               $12,447.00      $11,511.38          $11,347.49
5/31/96                                               $12,563.00      $11,503.50          $11,328.38
6/30/96                                               $12,721.00      $11,635.32          $11,479.61
7/31/96                                               $12,700.00      $11,664.15          $11,506.39
8/31/96                                               $12,869.00      $11,658.36          $11,478.10
9/30/96                                               $13,269.00      $11,891.67          $11,682.14
10/31/96                                              $13,693.00      $12,177.10          $11,954.80
11/30/96                                              $14,211.00      $12,448.60          $12,174.94
12/31/96                                              $13,986.00      $12,328.17          $12,039.21
1/31/97                                               $14,032.00      $12,367.34          $12,053.50
2/28/97                                               $14,229.00      $12,437.89          $12,078.93
3/31/97                                               $14,067.00      $12,245.84          $11,935.38
4/30/97                                               $14,218.00      $12,426.74          $12,109.93
5/31/97                                               $14,565.00      $12,569.07          $12,222.94
6/30/97                                               $14,878.00      $12,756.46          $12,369.65
7/31/97                                               $15,556.00      $13,197.53          $12,748.09
8/31/97                                               $15,250.00      $13,022.71          $12,604.99
9/30/97                                               $15,698.00      $13,251.79          $12,803.16
10/31/97                                              $15,733.00      $13,386.38          $13,008.25
11/30/97                                              $15,851.00      $13,451.80          $13,076.72
12/31/97                                              $15,860.00      $13,596.12          $13,213.95
1/31/98                                               $16,049.00      $13,769.64          $13,400.24
2/28/98                                               $16,187.00      $13,764.59          $13,373.00
3/31/98                                               $16,427.00      $13,834.45          $13,414.23
4/30/98                                               $16,490.00      $13,893.70          $13,481.64
5/31/98                                               $16,502.00      $14,012.52          $13,626.55
6/30/98                                               $16,515.00      $14,115.34          $13,765.14
7/31/98                                               $16,372.00      $14,104.36          $13,776.12
8/31/98                                               $15,258.00      $14,001.86          $14,045.32
9/30/98                                               $15,789.00      $14,290.52          $14,446.93
10/31/98                                              $15,625.00      $14,114.26          $14,344.91
11/30/98                                              $16,460.00      $14,375.22          $14,430.38
12/31/98                                              $16,447.00      $14,410.96          $14,465.74
1/31/99                                               $16,723.00      $14,536.36          $14,568.51
2/28/99                                               $16,391.00      $14,221.85          $14,222.27
3/31/99                                               $16,930.00      $14,380.32          $14,292.84


             CUMULATIVE PERFORMANCE
       REGISTRATION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                      ANNUALIZED
                                                                                        SINCE
                                                     6 MONTHS         1 YEAR         REGISTRATION
Loomis Sayles Fixed Income Fund                             7.23            3.07                8.91
Lipper BBB Rated Bond Fund Index (b)                        0.63            3.95                8.37
Lehman Brothers Government/Corp. Bond Index (c)            -1.07            6.55                9.43

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles                     Lehman Brothers
                                                           Fixed      Lipper BBB    Government/Corp.
                                                          Income      Rated Bond                Bond
                                                            Fund   Fund Index(b)             Bond(c)
03/31/1997                                            $10,000.00      $10,000.00          $10,000.00
04/30/1997                                            $10,016.00      $10,148.00          $10,146.00
05/31/1997                                            $10,261.00      $10,265.00          $10,240.00
06/30/1997                                            $10,481.00      $10,418.00          $10,363.00
07/31/1997                                            $10,959.00      $10,778.00          $10,680.00
08/31/1997                                            $10,743.00      $10,636.00          $10,561.00
09/30/1997                                            $11,058.00      $10,823.00          $10,727.00
10/31/1997                                            $11,083.00      $10,933.00          $10,898.00
11/30/1997                                            $11,166.00      $10,987.00          $10,956.00
12/31/1997                                            $11,173.00      $11,105.00          $11,071.00
01/31/1998                                            $11,306.00      $11,247.00          $11,227.00
02/28/1998                                            $11,403.00      $11,242.00          $11,205.00
03/31/1998                                            $11,572.00      $11,300.00          $11,239.00
04/30/1998                                            $11,616.00      $11,348.00          $11,296.00
05/31/1998                                            $11,625.00      $11,446.00          $11,416.00
06/30/1998                                            $11,634.00      $11,529.00          $11,533.00
07/31/1998                                            $11,533.00      $11,520.00          $11,542.00
08/31/1998                                            $10,748.00      $11,436.00          $11,767.00
09/30/1998                                            $11,123.00      $11,672.00          $12,104.00
10/31/1998                                            $11,007.00      $11,528.00          $12,018.00
11/30/1998                                            $11,596.00      $11,741.00          $12,090.00
12/31/1998                                            $11,586.00      $11,771.00          $12,120.00
01/31/1999                                            $11,781.00      $11,873.00          $12,206.00
02/28/1999                                            $11,547.00      $11,617.00          $11,916.00
03/31/1999                                            $11,927.00      $11,745.00          $11,975.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES HIGH YIELD
FIXED INCOME FUND
------------------------------------------

The Loomis Sayles High Yield Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six months ended March 31, 1999, the Fund had a total return of 14.94%, as compared to the Fund's benchmark, the Merrill Lynch High Yield Master Index, total return of 3.98%. For the same period, the average high current yield fund, as measured by Lipper Analytical Services, had a total return of 5.74%.

Credit spreads have tightened considerably since the recessionary levels reached during the global liquidity crisis last fall. Three consecutive cuts in short-term interest rates by the Federal Reserve ended the "flight to quality" and alleviated some of the pressure on capital starved regions in Southeast Asia and Latin America. This had a positive impact on the Fund, which had suffered as a result of the recent lack of liquidity in the high yield market. Our Yankee positions firmed as capital flows began to flow freely again, which helped stabilize currencies in Asia and Latin America and allowed them to begin to rebuild their struggling economies. The stock market rebounded sharply off its October lows as well, giving a boost to our significant convertible bond exposure. The Fund's focus in the Telecommunications sector paid off, as demand in this sector increased as a result of new technological advances, rapid industry growth, and improving fundamentals. Commodity sensitive issues, and energy related credits in particular, lagged as a result of the supply/demand imbalances plaguing the oil industry. We began to see a firming of oil prices in March however, and should inflationary pressures begin to materialize, this exposure will provide attractive returns as well as a sound hedge against inflation.

We remain constructive on the market at current levels. Although yield spreads have tightened recently, they remain wide by historical standards, particularly in the Yankee and commodity sensitive sectors. The portfolio continues to emulate our "bond picking" style which focuses on individual credit specifics while attempting to capitalize on secular changes in sectors/ sovereigns to capture attractive yields and lock them in for extended periods of time.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE HIGH YIELD FIXED INCOME FUND.

             CUMULATIVE PERFORMANCE
         INCEPTION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                    ANNUALIZED
                                                                                       SINCE
                                                     6 MONTHS         1 YEAR         INCEPTION
Loomis Sayles High Yield Fixed Income Fund                 14.94           -8.96             4.69
Lipper High Current Yield Fund Index (b)                    6.44           -1.23             8.91
Merrill Lynch High Yield Master Index(c)                    3.98            1.94             9.29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles     Lipper High    Merrill Lynch
                                                      High Yield   Current Yield       High Yield
                                                    Fixed Income            Fund           Master
                                                            Fund        Index(b)         Index(c)
06/30/1996                                            $10,000.00      $10,000.00       $10,000.00
07/31/1996                                             $9,970.00      $10,045.50       $10,067.89
08/31/1996                                            $10,110.00      $10,207.65       $10,171.86
09/30/1996                                            $10,380.00      $10,473.78       $10,390.10
10/31/1996                                            $10,440.00      $10,523.71       $10,503.97
11/30/1996                                            $10,740.00      $10,705.05       $10,716.33
12/31/1996                                            $10,764.00      $10,836.96       $10,798.79
01/31/1997                                            $10,817.00      $10,944.42       $10,881.78
02/28/1997                                            $10,732.00      $11,128.18       $11,034.43
03/31/1997                                            $10,552.00      $10,887.14       $10,911.88
04/30/1997                                            $10,689.00      $10,979.86       $11,036.07
05/31/1997                                            $11,007.00      $11,270.40       $11,258.48
06/30/1997                                            $11,219.00      $11,463.47       $11,429.89
07/31/1997                                            $11,781.00      $11,769.24       $11,704.18
08/31/1997                                            $11,770.00      $11,796.00       $11,683.70
09/30/1997                                            $12,130.00      $12,081.71       $11,877.23
10/31/1997                                            $11,770.00      $12,034.34       $11,956.05
11/30/1997                                            $11,823.00      $12,121.71       $12,069.21
12/31/1997                                            $11,715.00      $12,264.60       $12,183.73
01/31/1998                                            $11,878.00      $12,502.88       $12,365.19
02/28/1998                                            $12,112.00      $12,620.72       $12,416.22
03/31/1998                                            $12,497.00      $12,803.64       $12,523.22
04/30/1998                                            $12,462.00      $12,843.60       $12,582.70
05/31/1998                                            $12,123.00      $12,829.41       $12,670.31
06/30/1998                                            $11,843.00      $12,851.92       $12,733.05
07/31/1998                                            $11,699.00      $12,939.59       $12,805.66
08/31/1998                                             $9,922.00      $11,953.55       $12,253.08
09/30/1998                                             $9,898.00      $11,881.88       $12,277.52
10/31/1998                                             $9,887.00      $11,612.14       $12,075.81
11/30/1998                                            $10,834.00      $12,294.02       $12,625.81
12/31/1998                                            $10,676.00      $12,255.63       $12,630.00
01/31/1999                                            $10,937.00      $12,477.60       $12,754.88
02/28/1999                                            $10,868.00      $12,427.39       $12,657.60
03/31/1999                                            $11,377.00      $12,646.49       $12,766.67


             CUMULATIVE PERFORMANCE
       REGISTRATION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                     ANNUALIZED
                                                                                        SINCE
                                                     6 MONTHS         1 YEAR        REGISTRATION
Loomis Sayles High Yield Fixed Income Fund                 14.94           -8.96               3.06
Lipper High Current Yield Fund Index (b)                    6.44           -1.23               7.78
Merrill Lynch High Yield Master Index (c)                   3.98            1.94               8.17

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles                      Merrill Lynch
                                                      High Yield     Lipper High         High Yield
                                                           Fixed   Current Yield             Master
                                                     Income Fund   Bond Index(b)           Index(c)
3/31/97                                               $10,000.00      $10,000.00         $10,000.00
4/30/97                                               $10,000.00      $10,085.00         $10,114.00
5/31/97                                               $10,297.00      $10,352.00         $10,318.00
6/30/97                                               $10,496.00      $10,529.00         $10,475.00
7/31/97                                               $11,021.00      $10,810.00         $10,727.00
8/31/97                                               $11,011.00      $10,835.00         $10,708.00
9/30/97                                               $11,348.00      $11,097.00         $10,886.00
10/31/97                                              $11,011.00      $11,054.00         $10,958.00
11/30/97                                              $11,061.00      $11,135.00         $11,062.00
12/31/97                                              $10,959.00      $11,266.00         $11,167.00
1/31/98                                               $11,112.00      $11,485.00         $11,333.00
2/28/98                                               $11,331.00      $11,593.00         $11,380.00
3/31/98                                               $11,691.00      $11,761.00         $11,478.00
4/30/98                                               $11,658.00      $11,797.00         $11,532.00
5/31/98                                               $11,342.00      $11,784.00         $11,612.00
6/30/98                                               $11,080.00      $11,806.00         $11,671.00
7/31/98                                               $10,945.00      $11,886.00         $11,737.00
8/31/98                                                $9,282.00      $10,980.00         $11,230.00
9/30/98                                                $9,260.00      $10,914.00         $11,253.00
10/31/98                                               $9,249.00      $10,667.00         $11,068.00
11/30/98                                              $10,141.00      $11,293.00         $11,572.00
12/31/98                                               $9,987.00      $11,258.00         $11,575.00
1/31/99                                               $10,232.00      $11,461.00         $11,690.00
2/28/99                                               $10,167.00      $11,416.00         $11,601.00
3/31/99                                               $10,643.00      $11,616.00         $11,701.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Current Yield Fund Index & Merrill Lynch High Yield Master Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch High Yield Master Index consists of issues of publicly placed non-convertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DD1 or less). The index excludes floating rate debt equipment trust certificates and Title 11 securities. Source: Merrill Lynch.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Intermediate Duration Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six months ended March 31, 1999, the Fund had a total return of 2.65%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index, total return of 0.10%. For the same period, the average intermediate investment grade debt fund, as measured by Lipper Analytical Services, had a total return of -0.45%.

The beginning of the fiscal year was marked by a massive, global "flight to quality", triggered by recession in Asia, Russia's default, and the subsequent de-coupling of markets that occurred as leveraged investors unwound their positions into the market. Fortunately, the Federal Reserve Bank stepped in with three consecutive cuts in interest rates, which provided much needed liquidity for the market, and eventually brought an end to the panic. The yield on the 10 year Treasury fell to 4.16% at the height of the crisis in early October, but would only test those levels for a short time, before retreating to 5.24% by March 31, 1999. Diminished expectations of future interest rate cuts, rising Japanese bond yields, and a stronger than expected domestic economy led investors to swap out of particularly rich Treasuries into other segments of the market during the first quarter.

The Fund was positioned well to benefit from this transition. Mortgage and asset backed exposure had a positive impact on performance, outperforming similar duration Treasuries on a relative basis. Our modest Yankee allocation provided a boost to performance. One notable performer in this group was Korea Development Bank, which rallied after being upgraded to investment grade status. RJR Nabisco bonds rallied following the company's announcement that it planned to spin off its domestic tobacco unit, and sell off its international tobacco unit, which will allow the company to de-leverage and avoid possible future costly litigation. In addition, our exposure to the REIT sector proved beneficial as REIT spreads rallied in the first quarter, following a disappointing 1998.

We are comfortable with the overall structure of the Fund and will continue to focus on undervalued bonds with call protection that offer good yield advantage. The duration of the Fund remains longer than that of the benchmark index to capture the higher yield offered by extending out over the corporate curve and to enhance capital appreciation should yield spreads narrow.

ANTHONY J. WILKINS IS THE PORTFOLIO MANAGER FOR THE INTERMEDIATE DURATION FIXED INCOME FUND.

                    CUMULATIVE PERFORMANCE
                INCEPTION(A) TO MARCH 31, 1999
       AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31, 1999
                                                                                                           ANNUALIZED
                                                                                                             SINCE
                                                                    6 MONTHS            1 YEAR             INCEPTION
Loomis Sayles Intermediate Duration Fixed Income Fund                       2.65                 3.77                3.92
Lipper Intermediate Investment Grade Bond Fund Index (b)                   -0.29                 5.80                5.15
Lehman Brothers Government/Corporate Intermediate Bond Index
(c)                                                                         0.10                 6.57                5.83

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   Loomis Sayles  Lipper Intermediate     Lehman Brothers
                                                                    Intermediate     Investment Grade    Government/Corp.
                                                                  Duration Fixed            Bond Fund        Intermediate
                                                                     Income Fund             Index(b)       Bond Index(c)
01/31/1998                                                            $10,000.00           $10,000.00          $10,000.00
02/28/1998                                                             $9,992.38            $9,985.55          $10,040.00
03/31/1998                                                            $10,024.48           $10,022.43          $10,080.00
04/30/1998                                                            $10,074.71           $10,069.25          $10,121.00
05/31/1998                                                            $10,148.61           $10,160.06          $10,181.00
06/30/1998                                                            $10,213.39           $10,241.00          $10,212.00
07/31/1998                                                            $10,249.42           $10,261.96          $10,253.00
08/31/1998                                                            $10,410.49           $10,400.97          $10,150.00
09/30/1998                                                            $10,672.02           $10,634.14          $10,191.00
10/31/1998                                                            $10,661.51           $10,548.10          $10,211.00
11/30/1998                                                            $10,660.70           $10,600.69          $10,305.00
12/31/1998                                                            $10,703.54           $10,646.06          $10,321.00
01/31/1999                                                            $10,762.31           $10,712.11          $10,417.00
02/28/1999                                                            $10,604.12           $10,520.91          $10,321.00
03/31/1999                                                            $10,683.21           $10,603.66          $10,460.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. Since Lipper Intermediate Investment Grade Bond Fund Index and Lehman Brothers Government/Corporate Intermediate Bond Index performance data is not available coincident with the inception date, comparative performance is presented from January 31, 1998.
(b): Source: Lipper Analytical Services.
(c): The Lehman Brothers Government/Corporate Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Corporate Bond Index which have an average maturity of 1-10 years. The Lehman Brothers Government/Corporate Bond Index consists of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES INVESTMENT GRADE
FIXED INCOME FUND
------------------------------------------

The Loomis Sayles Investment Grade Fixed Income Fund attempts to achieve high total investment return through a combination of current income and capital appreciation. For the six months ended March 31, 1999, the Fund had a total return of 6.37%, as compared to the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index, total return of -1.07%. For the same period, the average BBB rated debt fund, as measured by Lipper Analytical Services, had a total return of 0.44%.

Three consecutive cuts in short-term interest rates by the Federal Reserve brought an end to the "flight to quality," causing investors to swap out of particularly rich Treasuries into other segments of the market. In the investment grade bond market, demand continued to be strong. Robust mutual fund inflows and increased participation from the broker/dealer community provided more than enough liquidity to support the active primary and secondary markets. The Fund's considerable position in Canadian government and provincial debt appreciated markedly over the last six months, as a result of Canada's improving credit profile, the strengthening Canadian dollar, and the attractive structure of their debt (i.e. good call protection & liquidity). Our modest Yankee allocation provided a boost to performance as well, with bonds such as Enersis, Korea Electric & Power, and Telekom Malaysia making strong advances. Also noteworthy was the strong performance of the REIT sector, which added value as spreads in this sector narrowed measurably over the first half of the fiscal year.

We believe that the current portfolio is strongly positioned vis-a-vis global market conditions. We remain underweight in the Treasury sector relative to the benchmark, primarily because we believe there is better value and more attractive yields in other segments of the market. Areas of focus continue to be the Yankee, Energy, REIT, and Canadian government and provincial sectors. The Fund currently exhibits an attractive yield advantage and good diversification across sectors and countries. The Fund has a longer average maturity and duration than that of its benchmark to capture additional yield and lock it in through the call protection inherent in longer maturity bonds.

DANIEL J. FUSS IS THE PORTFOLIO MANAGER FOR THE INVESTMENT GRADE FIXED INCOME FUND.

             CUMULATIVE PERFORMANCE
        INCEPTION (A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                      ANNUALIZED
                                                                                                          SINCE
                                                     6 MONTHS         1 YEAR           3 YEARS          INCEPTION
Loomis Sayles Investment Grade Fixed Income Fund            6.37            3.48                9.49          11.75
Lipper BBB Rated Bond Fund Index (b)                        0.63            3.95                7.47           8.45
Lehman Brothers Government/Corp. Bond Index (c)            -1.07            6.55                7.75           8.44

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles
                                                      Investment      Lipper BBB     Lehman Brothers
                                                     Grade Fixed      Rated Bond    Government/Corp.
                                                     Income Fund   Fund Index(b)       Bond Index(c)
07/31/1994                                            $10,000.00      $10,000.00          $10,000.00
08/31/1994                                            $10,310.00      $10,039.39          $10,004.09
09/30/1994                                            $10,078.00       $9,900.73           $9,852.58
10/31/1994                                             $9,987.00       $9,869.22           $9,841.66
11/30/1994                                             $9,915.00       $9,842.83           $9,824.07
12/31/1994                                             $9,974.00       $9,892.07           $9,888.83
01/31/1995                                            $10,152.00      $10,051.61          $10,078.71
02/28/1995                                            $10,573.00      $10,281.26          $10,312.41
03/31/1995                                            $10,753.00      $10,362.01          $10,381.57
04/30/1995                                            $11,051.00      $10,548.33          $10,526.40
05/31/1995                                            $11,618.00      $11,003.31          $10,967.57
06/30/1995                                            $11,822.00      $11,086.43          $11,055.23
07/31/1995                                            $11,745.00      $11,060.43          $11,012.61
08/31/1995                                            $11,964.00      $11,223.12          $11,153.50
09/30/1995                                            $12,270.00      $11,354.69          $11,266.79
10/31/1995                                            $12,435.00      $11,505.95          $11,432.25
11/30/1995                                            $12,755.00      $11,694.64          $11,620.46
12/31/1995                                            $12,989.00      $11,887.66          $11,791.68
01/31/1996                                            $13,214.00      $11,983.78          $11,865.08
02/29/1996                                            $12,909.00      $11,731.67          $11,613.33
03/31/1996                                            $12,909.00      $11,645.12          $11,515.81
04/30/1996                                            $12,806.00      $11,570.78          $11,436.80
05/31/1996                                            $12,874.00      $11,562.86          $11,417.54
06/30/1996                                            $13,071.00      $11,695.36          $11,569.96
07/31/1996                                            $13,106.00      $11,724.34          $11,596.96
08/31/1996                                            $13,187.00      $11,718.52          $11,568.45
09/30/1996                                            $13,598.00      $11,953.04          $11,774.10
10/31/1996                                            $14,166.00      $12,239.95          $12,048.90
11/30/1996                                            $14,665.00      $12,512.85          $12,270.78
12/31/1996                                            $14,406.00      $12,391.80          $12,133.98
01/31/1997                                            $14,382.00      $12,431.17          $12,148.39
02/28/1997                                            $14,529.00      $12,502.08          $12,174.02
03/31/1997                                            $14,233.00      $12,309.04          $12,029.34
04/30/1997                                            $14,444.00      $12,490.87          $12,205.26
05/31/1997                                            $14,683.00      $12,633.93          $12,319.15
06/30/1997                                            $14,959.00      $12,822.28          $12,467.02
07/31/1997                                            $15,722.00      $13,265.63          $12,848.44
08/31/1997                                            $15,276.00      $13,089.91          $12,704.21
09/30/1997                                            $15,687.00      $13,320.17          $12,903.94
10/31/1997                                            $15,829.00      $13,455.46          $13,110.65
11/30/1997                                            $15,855.00      $13,521.22          $13,179.65
12/31/1997                                            $15,932.00      $13,666.29          $13,317.96
01/31/1998                                            $16,105.00      $13,840.71          $13,505.71
02/28/1998                                            $16,198.00      $13,835.63          $13,478.26
03/31/1998                                            $16,372.00      $13,905.86          $13,519.81
04/30/1998                                            $16,412.00      $13,965.41          $13,587.75
05/31/1998                                            $16,521.00      $14,084.84          $13,733.80
06/30/1998                                            $16,535.00      $14,188.19          $13,873.48
07/31/1998                                            $16,326.00      $14,177.16          $13,884.55
08/31/1998                                            $15,469.00      $14,074.13          $14,155.87
09/30/1998                                            $15,927.00      $14,364.28          $14,560.64
10/31/1998                                            $15,788.00      $14,187.11          $14,457.82
11/30/1998                                            $16,365.00      $14,449.41          $14,543.96
12/31/1998                                            $16,463.00      $14,485.34          $14,579.60
01/31/1999                                            $16,780.00      $14,611.38          $14,683.18
02/28/1999                                            $16,520.00      $14,295.24          $14,334.22
03/31/1999                                            $16,942.00      $14,454.53          $14,405.35


             CUMULATIVE PERFORMANCE
       REGISTRATION(A) TO MARCH 31, 1999
  AVERAGE RETURNS (%) - PERIOD ENDED MARCH 31,
                      1999
                                                                                      ANNUALIZED
                                                                                        SINCE
                                                     6 MONTHS         1 YEAR         REGISTRATION
Loomis Sayles Investment Grade Fixed Income Fund            6.37            3.48                7.94
Lipper BBB Rated Bond Fund Index (b)                        0.63            3.95                8.37
Lehman Brothers Government/Corp. Bond Index (c)            -1.07            6.55                9.43

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Loomis Sayles                     Lehman Brothers
                                                      Investment      Lipper BBB    Government/Corp.
                                                     Grade Fixed      Rated Bond                Bond
                                                     Income Fund   Fund Index(b)            Index(c)
03/31/1997                                            $10,000.00      $10,000.00          $10,000.00
04/30/1997                                             $9,984.00      $10,148.00          $10,146.00
05/31/1997                                            $10,149.00      $10,265.00          $10,240.00
06/30/1997                                            $10,340.00      $10,418.00          $10,363.00
07/31/1997                                            $10,867.00      $10,778.00          $10,680.00
08/31/1997                                            $10,559.00      $10,636.00          $10,561.00
09/30/1997                                            $10,843.00      $10,823.00          $10,727.00
10/31/1997                                            $10,941.00      $10,933.00          $10,898.00
11/30/1997                                            $10,959.00      $10,987.00          $10,956.00
12/31/1997                                            $11,012.00      $11,105.00          $11,071.00
01/31/1998                                            $11,132.00      $11,247.00          $11,227.00
02/28/1998                                            $11,196.00      $11,242.00          $11,205.00
03/31/1998                                            $11,316.00      $11,300.00          $11,239.00
04/30/1998                                            $11,344.00      $11,348.00          $11,296.00
05/31/1998                                            $11,419.00      $11,446.00          $11,416.00
06/30/1998                                            $11,429.00      $11,529.00          $11,533.00
07/31/1998                                            $11,284.00      $11,520.00          $11,542.00
08/31/1998                                            $10,692.00      $11,436.00          $11,767.00
09/30/1998                                            $11,009.00      $11,672.00          $12,104.00
10/31/1998                                            $10,913.00      $11,528.00          $12,018.00
11/30/1998                                            $11,312.00      $11,741.00          $12,090.00
12/31/1998                                            $11,379.00      $11,771.00          $12,120.00
01/31/1999                                            $11,599.00      $11,873.00          $12,206.00
02/28/1999                                            $11,419.00      $11,617.00          $11,916.00
03/31/1999                                            $11,711.00      $11,745.00          $11,975.00

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporates and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- 4.3% OF NET ASSETS
  Lehman Brothers Holdings, Inc.,
    6.400%, 12/27/99....................  $  900,000  $   903,645
                                                      -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $897,963)..........                  903,645
                                                      -----------
MUNICIPAL BONDS AND NOTES -- 88.9% OF NET ASSETS
  California Educational Facilities
    Authority Revenue, 6.000%,
    2/15/17.............................     600,000      641,442
  California Health Facilities Authority
    Revenue, Series A,
    (MBIA Insured), 5.550%, 8/15/25.....     300,000      308,706
  California Housing Finance Agency,
    (MBIA Insured), 5.200%, 8/01/05.....     230,000      240,240
  California Housing Finance Agency,
    (MBIA Insured), 5.500%, 8/01/17.....     500,000      516,230
  California Housing Finance Agency,
    (MBIA Insured), 5.850%, 8/01/09.....     300,000      316,890
  California Pollution Control, 5.000%,
    4/01/08.............................     425,000      445,476
  California Pollution Control, 5.900%,
    6/01/14.............................     400,000      450,620
  California Resource Efficiency
    Financing, First Resource
    Efficiency, (AMBAC Insured), 5.400%,
    7/01/04.............................     150,000      161,693
  California State General Obligations,
    5.500%, 6/01/01.....................     500,000      521,805
  California State General Obligations,
    5.750%, 3/01/13.....................     505,000      547,743
  California State General Obligations,
    (MBIA Insured),
    6.000%, 10/01/14 (Prerefunded
    10/1/02 @ 102)......................     240,000      263,781
  California State General Obligations,
    (MBIA Insured),
    6.000%, 10/01/14....................      10,000       10,850
  California State Public Works Board,
    Community College,
    5.200%, 3/01/06.....................     200,000      213,596
  California State Public Works Board,
    Community College,
    5.200%, 4/01/07.....................     500,000      535,100
  California State Public Works Lease,
    5.400%, 4/01/04.....................     200,000      213,972
  California State Water Resources
    Development, 5.000%, 3/01/01........     200,000      200,980
  California Statewide Community
    Development, St. Joseph Health
    Systems, 4.750%, 7/01/16............     500,000      482,210
  Clovis, California, Unified School
    District, (FGIC Insured),
    Zero Coupon Bond, 8/01/04...........     200,000      163,024
  Clovis, California, Unified School
    District, (FGIC Insured),
    10.625%, 8/01/03....................     200,000      255,260
  Corona, California, Single Family,
    5.500%, 11/01/10....................     130,000      135,572
  East Bay California Municipal Utility
    Water Systems, 6.000%, 6/01/12......     500,000      540,310
  Fresno, California, Unified School
    District, Series D (FSA Insured),
    5.125%, 8/01/18.....................     500,000      506,930

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
  Industry, California, (MBIA insured),
    5.700%, 7/01/18.....................  $  290,000  $   308,331
  Los Angeles State Building Authority,
    Lease Revenue, 5.375%, 5/01/06......     300,000      323,076
  Los Angeles, California, Electric
    Plant Revenue, Department of Water &
    Power, 6.000%, 6/01/13..............     500,000      531,830
  Los Angeles, California, Wastewater
    Systems, (FGIC Insured),
    5.375%, 11/01/07....................     450,000      483,718
  Los Angeles, California, Water and
    Power Waterworks Revenue, Department
    of Water & Power, 6.500%,
    11/01/10............................     350,000      378,371
  Mid-Peninsula, California, Regional
    Open Space, 5.500%, 9/01/07.........     100,000      106,130
  Northern California Power Agency,
    Public Revenue, 5.250%, 7/01/02.....     250,000      260,693
  Oceanside, California, Water Systems,
    (AMBAC Insured),
    5.650%, 8/01/09.....................     125,000      135,154
  Riverside, California, Electric
    Revenue, (MBIA Insured),
    5.200%, 10/01/08....................     230,000      243,524
  Sacramento, California, Municipal
    Utility District, 5.250%, 5/15/04...     250,000      266,125
  Sacramento, California, Municipal
    Utility District, 5.700%, 5/15/12...     500,000      531,705
  Sacramento, California, Power
    Authority, 6.000%, 7/01/02..........     500,000      532,695
  San Diego, California, Industrial
    Development Revenue,
    (AMBAC Insured), 5.900%, 6/01/18....     700,000      758,016
  San Diego, California, Open Space Park
    Facility, District One, 5.750%,
    1/01/08.............................     250,000      271,237
  San Diego, California, Sewer Revenue,
    (AMBAC Insured),
    4.750%, 5/15/06.....................     125,000      130,289
  San Francisco Bay Area Rapid Transit
    Authority, (FGIC Insured), 5.450%,
    7/01/08.............................     200,000      216,588
  San Francisco, California, City &
    County International Airport
    Revenue, (AMBAC Insured), 6.200%,
    5/01/04 (Prerefunded 5/1/02 @
    102)................................     120,000      131,690
  San Francisco, California, City &
    County International Airport
    Revenue, (AMBAC Insured), 6.200%,
    5/01/04.............................     180,000      196,596
  San Francisco, California, City &
    County Library Facilities,
    Series D, 6.100%, 6/15/07...........     250,000      263,363
  San Francisco, California, City &
    County Public Utility Water Revenue,
    Series A, 6.375%, 11/01/06..........     500,000      550,615
  San Francisco, California, City &
    County Redevelopment Project, Series
    B, 5.200%, 8/01/08..................     250,000      265,858
  San Francisco, California, Port
    Commission, 5.500%, 7/01/04.........     100,000      107,527

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- CONTINUED
  San Francisco, California, Public
    Utilities, 6.000%, 11/01/15.........  $  500,000  $   531,745
  San Francisco, California, Sewer
    Revenue, (AMBAC Insured),
    6.000%, 10/01/11....................     500,000      542,140
  San Francisco, California, State
    Building Authority,
    5.000%, 10/01/05....................     125,000      131,995
  San Francisco, California, State
    Building Authority,
    5.125%, 10/01/07....................     250,000      266,235
  San Jose, California, Airport Revenue,
    (FGIC Insured),
    5.875%, 3/01/07.....................     200,000      223,928
  Santa Clara Valley, California, Water
    District Refunding &
    Improvements, Series A, (FGIC
    Insured), 5.800%, 2/01/08
    (Prerefunded 2/1/04 @ 102)..........     100,000      109,202
  Santa Clara, California, Electric
    Revenue, (MBIA Insured),
    6.250%, 7/01/13 (Prerefunded 2/1/04
    @ 102)..............................     250,000      270,402
  Turlock, California, Irrigation
    District Revenue, 5.750%, 1/01/18...     500,000      521,340
  University of California Revenue,
    Series B, 5.800%, 9/01/07
    (Prerefunded 9/1/03 @ 102)..........     415,000      459,841
  University of California Revenue,
    Series B, 6.500%, 9/01/03...........     300,000      332,424
  University of California Revenue,
    Series C, (AMBAC Insured),
    4.700%, 9/01/06.....................     200,000      208,270
  University of California Revenue,
    Series C, (AMBAC Insured),
    5.000%, 9/01/08.....................     175,000      183,263
                                                      -----------
  TOTAL MUNICIPAL BONDS AND NOTES
      (Identified Cost $17,721,044).....               18,446,346
                                                      -----------
SHORT-TERM INVESTMENT -- 5.5% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $1,135,126 on 4/1/99
    collateralized by $905,000 U.S.
    Treasury Bond, 8.125%, due 8/15/21
    with a value of $1,158,400..........   1,135,000    1,135,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENT
      (Identified Cost $1,135,000)......                1,135,000
                                                      -----------
  TOTAL INVESTMENTS -- 98.7%
    (IDENTIFIED COST $19,754,007) @.....               20,484,991
  Cash and Other Assets, Less
    Liabilities -- 1.3%.................                  271,615
                                                      -----------
  NET ASSETS -- 100%....................              $20,756,606
                                                      -----------
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

  !  See Note 1.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $19,754,007 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $737,865 and $6,881, respectively, resulting in net unrealized appreciation of $730,984.

       Key to Abbreviations:

           AMBAC:  American Municipal Bond Assurance Corporation
            FGIC:  Federal Guaranty Insurance Corporation
             FSA:  Financial Security Assurance
            MBIA:  Municipal Bond Insurance Association

 TEN LARGEST HOLDINGS BY MUNICIPAL CLASSIFICATION AT
     MARCH 31, 1999 AS A PERCENTAGE OF NET ASSETS
General Obligations                              21.3%
Education                                        14.4%
Revenue                                          12.2%
Water & Sewer                                    11.9%
Utilities                                         9.8%
Electric & Gas                                    6.8%
Public Works                                      4.9%
Health/Hospital                                   3.8%
Airport Revenue                                   1.6%
Transportation & Highway                          1.1%

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT       VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- 96.8% OF NET ASSETS
AEROSPACE/DEFENSE -- 2.3%
  Lockheed Corp., 9.000%, 1/15/22.......  $   406,000  $   493,578
                                                       -----------
BANKS/SAVINGS & LOANS -- 4.5%
  Chase Manhattan Corp., 7.625%,
    1/15/03.............................      200,000      211,578
  First America Bank Corp., 7.750%,
    7/15/04.............................      150,000      159,216
  NCNB Corp., 9.125%, 10/15/01..........      100,000      107,919
  Standard Federal Bank, 7.750%,
    7/17/06.............................      450,000      482,639
                                                       -----------
                                                           961,352
                                                       -----------
COMPUTERS -- 1.7%
  Seagate Technology, Inc., 7.125%,
    3/01/04.............................      122,000      116,741
  Seagate Technology, Inc., 7.370%,
    3/01/07.............................      265,000      248,101
                                                       -----------
                                                           364,842
                                                       -----------
ENTERTAINMENT -- 3.0%
  Time Warner Entertainment Co., 7.250%,
    9/01/08.............................      600,000      638,178
                                                       -----------
ENVIRONMENTAL SERVICES -- 2.2%
  WMX Technologies, Inc., 6.375%,
    12/01/03............................      143,000      144,939
  WMX Technologies, Inc., 7.000%,
    10/15/06............................      325,000      337,353
                                                       -----------
                                                           482,292
                                                       -----------
FINANCIAL SERVICES -- 5.0%
  Advanta Corp., 7.000%, 5/01/01........      100,000       89,358
  Ford Motor Credit Co., 7.750%,
    11/15/02............................      200,000      212,082
  Ford Motor Credit Co., 8.000%,
    6/15/02.............................      350,000      371,791
  General Motors Acceptance Corp.,
    7.125%, 5/01/01.....................      115,000      118,251
  USL Capital Corp., 7.050%, 5/14/01....      275,000      282,120
                                                       -----------
                                                         1,073,602
                                                       -----------
FOOD & BEVERAGE -- 2.2%
  ConAgra, Inc., 9.750%, 3/01/21........      375,000      483,218
                                                       -----------
FOREIGN ISSUER -- 4.4%
  Philips Electronics NV, 8.375%,
    9/15/06.............................      515,000      554,835
  Saga Petroleum ASA, 7.250%, 9/23/27...      450,000      399,609
                                                       -----------
                                                           954,444
                                                       -----------
GOVERNMENT AGENCIES -- 14.5%
  Federal Home Loan Mortgage Corp.,
    6.000%, 11/01/13....................      731,573      727,000
  Federal Home Loan Mortgage Corp.,
    6.500%, 1/01/27.....................      106,412      106,013
  Federal Home Loan Mortgage Corp.,
    7.000%, 1/01/12.....................       75,724       77,428

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
GOVERNMENT AGENCIES -- CONTINUED
  Federal Home Loan Mortgage Corp.,
    8.000%, 7/01/25.....................  $    24,670  $    25,665
  Federal Home Loan Mortgage Corp.,
    8.000%, 12/01/26....................       58,277       60,626
  Federal National Mortgage Association,
    6.000%, 2/01/29.....................      997,893      969,822
  Federal National Mortgage Association,
    7.500%, 1/01/27.....................      124,573      127,999
  Federal National Mortgage Association,
    9.500%, 11/01/10....................       32,065       33,687
  Government National Mortgage
    Association, 6.500%, 4/15/26........      121,743      121,362
  Government National Mortgage
    Association, 6.500%, 9/15/28........      691,270      688,242
  Government National Mortgage
    Association, 8.500%, 4/15/23........       76,048       80,491
  Government National Mortgage
    Association, 9.500%, 9/15/20........       94,082      101,091
                                                       -----------
                                                         3,119,426
                                                       -----------
HOLDING COMPANIES -- DIVERSIFIED -- 1.0%
  ITT Corp., 7.400%, 11/15/25...........      225,000      207,018
                                                       -----------
NATURAL GAS -- 3.2%
  Columbia Gas Systems, Inc., 7.050%,
    11/28/07............................      675,000      688,176
                                                       -----------
OIL & GAS -- 5.7%
  Coastal Corp., 6.950%, 6/02/28........      500,000      486,915
  Ensco International, Inc., 6.750%,
    11/15/07............................      350,000      341,953
  Union Oil Co., 7.500%, 2/15/29........      400,000      406,792
                                                       -----------
                                                         1,235,660
                                                       -----------
PAPER PRODUCTS -- 2.0%
  Boise Cascade Corp., 9.800%,
    4/15/03.............................      200,000      213,052
  Boise Cascade Corp., 9.980%,
    3/27/03.............................      200,000      214,130
                                                       -----------
                                                           427,182
                                                       -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
  Developers Diversified Realty, 6.800%,
    7/23/02.............................      125,000      126,634
  Meditrust Corp., 7.375%, 7/15/00......      125,000      120,472
                                                       -----------
                                                           247,106
                                                       -----------
SECURITIES -- 3.4%
  Lehman Brothers Holdings, Inc.,
    6.125%, 7/15/03.....................      495,000      487,154
  Lehman Brothers Holdings, Inc.,
    7.250%, 4/15/03.....................      150,000      153,746
  Salomon, Inc., 6.650%, 7/15/01........      100,000      101,861
                                                       -----------
                                                           742,761
                                                       -----------
TELECOMMUNICATIONS -- 2.5%
  MCI WorldCom, Inc., 7.550%, 4/01/04...      500,000      532,880
                                                       -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TRANSPORTATION -- 4.5%
  Norfolk Southern Corp., 7.800%,
    5/15/27.............................  $   450,000  $   499,549
  Union Pacific Corp., 6.625%,
    2/01/08.............................      200,000      201,648
  Union Pacific Corp., 6.700%,
    12/01/06............................      260,000      262,881
                                                       -----------
                                                           964,078
                                                       -----------
U.S. GOVERNMENT -- 23.2%
  U.S. Treasury Bonds, 6.250%,
    8/15/23.............................      745,000      778,525
  U.S. Treasury Notes, 6.250%,
    2/15/07.............................      705,000      741,899
  U.S. Treasury Notes, 6.375%,
    8/15/02.............................    1,075,000    1,114,474
  U.S. Treasury Notes, 7.250%,
    8/15/04.............................    2,180,000    2,379,601
                                                       -----------
                                                         5,014,499
                                                       -----------
UTILITIES -- 10.4%
  Boston Edison Co., 6.800%, 3/15/03....      400,000      409,772
  Boston Edison Co., 7.800%, 5/15/10....      300,000      331,884
  Commonwealth Edison Co., 7.375%,
    1/15/04.............................      586,000      620,650
  Gulf States Utilities Co., 6.410%,
    8/01/01.............................      435,000      438,546
  Midamerican Energy Co., 6.500%,
    12/15/01............................      441,000      448,638
                                                       -----------
                                                         2,249,490
                                                       -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $20,916,783).......                20,879,782
                                                       -----------
SHORT-TERM INVESTMENT -- 2.0% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at $436,048
    on 4/1/99 collateralized by $350,000
    U.S. Treasury Bond, 8.125%, due
    8/15/21 with a value of $448,000....      436,000      436,000
                                                       -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $436,000)..........                   436,000
                                                       -----------
TOTAL INVESTMENTS -- 98.8%
  (IDENTIFIED COST $21,352,783) @.......                21,315,782
    Cash and Other Assets, Less
      Liabilities -- 1.2%...............                   253,406
                                                       -----------
NET ASSETS -- 100%......................               $21,569,188
                                                       -----------
                                                       -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

  !  See Note 1.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $21,352,783 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $206,468 and $243,469, respectively, resulting in net unrealized depreciation of $37,001.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                            SHARES      VALUE +
-----------------------------------------------------------------
COMMON STOCKS -- 88.2% OF NET ASSETS
ADVERTISING -- 2.6%
  Omnicom Group, Inc....................       7,600  $   607,525
                                                      -----------
BROADCASTING -- 1.5%
  Comcast Corp..........................       5,800      356,700
                                                      -----------
COMMUNICATIONS EQUIPMENT -- 2.3%
  Cisco Systems, Inc. *.................       5,050      553,291
                                                      -----------
COMPUTER HARDWARE -- 9.1%
  EMC Corp. *...........................       5,000      638,750
  International Business Machines
    Corp................................       2,700      478,575
  Lexmark International Group, Inc.
    Class A *...........................       3,800      424,650
  Sun Microsystems, Inc. *..............       5,000      625,312
                                                      -----------
                                                        2,167,287
                                                      -----------
ELECTRICAL EQUIPMENT -- 1.4%
  Solectron Corp. *.....................       6,700      325,369
                                                      -----------
ELECTRONICS -- 6.4%
  Applied Materials, Inc. *.............       8,100      499,669
  Raytheon Co...........................       9,500      556,937
  Texas Instruments, Inc................       4,600      456,550
                                                      -----------
                                                        1,513,156
                                                      -----------
ENTERTAINMENT -- 4.1%
  Time Warner, Inc......................      13,700      973,556
                                                      -----------
FINANCIAL SERVICES -- 4.1%
  Citigroup, Inc........................       8,200      523,775
  Providian Financial Corp..............       4,000      440,000
                                                      -----------
                                                          963,775
                                                      -----------
FOREST PRODUCTS -- 2.5%
  Georgia Pacific Corp..................       8,100      601,425
                                                      -----------
FREIGHT TRANSPORTATION -- 0.9%
  FDX Corp. *...........................       2,200      204,187
                                                      -----------
HEALTH CARE -- BIOTECHNOLOGY -- 2.9%
  Amgen, Inc. *.........................       4,300      321,963
  Biogen, Inc. *........................       3,300      377,231
                                                      -----------
                                                          699,194
                                                      -----------
HEALTH CARE -- DRUGS -- 5.6%
  Pfizer, Inc...........................       4,600      638,250
  Schering-Plough Corp..................      12,400      685,875
                                                      -----------
                                                        1,324,125
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES      VALUE +
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
HEALTH CARE -- MEDICAL TECHNOLOGY --
  3.9%
  Guidant Corp..........................       7,900  $   477,950
  Medtronic, Inc........................       6,400      459,200
                                                      -----------
                                                          937,150
                                                      -----------
HOME PRODUCTS -- 0.9%
  Procter & Gamble Co...................       2,200      215,462
                                                      -----------
IMAGING -- 1.3%
  Xerox Corp............................       5,800      309,575
                                                      -----------
INSURANCE -- 3.9%
  American International Group, Inc.....       4,600      554,875
  Jefferson-Pilot Corp..................       5,300      359,075
                                                      -----------
                                                          913,950
                                                      -----------
LEISURE -- 1.4%
  Hasbro, Inc...........................      11,550      334,228
                                                      -----------
NATURAL GAS -- 2.2%
  Enron Corp............................       8,100      520,425
                                                      -----------
OIL & GAS DRILLING EQUIPMENT -- 1.8%
  Schlumberger Ltd......................       7,200      433,350
                                                      -----------
OIL & GAS EXPLORATION -- 4.1%
  Anadarko Petroleum Corp...............      16,300      615,325
  Burlington Resources, Inc.............       8,900      355,444
                                                      -----------
                                                          970,769
                                                      -----------
PACKAGING -- 1.6%
  Sealed Air Corp. *....................       7,700      378,744
                                                      -----------
PERSONAL CARE -- 2.2%
  Gillette Co...........................       8,900      528,994
                                                      -----------
RESTAURANTS -- 2.8%
  McDonald's Corp.......................      14,800      670,625
                                                      -----------
RETAIL -- DRUG -- 2.3%
  CVS Corp..............................      11,700      555,750
                                                      -----------
RETAIL -- FOOD -- 2.2%
  Safeway, Inc. *.......................      10,300      528,519
                                                      -----------
RETAIL -- GENERAL -- 4.4%
  Dollar General Corp...................      15,100      513,400
  Kohl's Corp. *........................       7,400      524,475
                                                      -----------
                                                        1,037,875
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES      VALUE +
-----------------------------------------------------------------
COMMON STOCKS -- CONTINUED
RETAIL -- SPECIALTY -- 2.9%
  Staples, Inc. *.......................      20,650  $   678,869
                                                      -----------
TELECOMMUNICATIONS -- 6.9%
  MCI WorldCom, Inc. *..................       6,900      611,081
  SBC Communications, Inc...............       9,500      447,688
  Sprint Corp...........................       6,000      588,750
                                                      -----------
                                                        1,647,519
                                                      -----------
  TOTAL COMMON STOCKS
    (Identified Cost $15,889,108).......               20,951,394
                                                      -----------

                                             FACE
                                            AMOUNT
-----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.1% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at
    $1,449,161 on 4/1/99 collateralized
    by $1,155,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a value of
    $1,478,400..........................  $1,449,000    1,449,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,449,000)........                1,449,000
                                                      -----------
  TOTAL INVESTMENTS -- 94.3%
    (IDENTIFIED COST $17,338,108) @.....               22,400,394
      Cash and Other Assets, Less
        Liabilities -- 5.7%.............                1,364,509
                                                      -----------
  NET ASSETS -- 100%....................              $23,764,903
                                                      -----------
                                                      -----------

  !  See Note 1.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized appreciation on investments based on cost of $17,338,108 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,300,118 and $237,832, respectively, resulting in net unrealized appreciation of $5,062,286.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- 95.2% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 77.2%
AUTO & RELATED -- 1.3%
  Ford Motor Co., 6.625%,
    10/01/28.......................  USD   3,650,000  $  3,513,526
                                                      ------------
BANKS/SAVINGS & LOANS -- 0.1%
  First Union Corp., 7.500%,
    4/15/35........................          270,000       290,250
                                                      ------------
BROADCASTING -- 0.8%
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........        3,600,000     2,304,000
                                                      ------------
BUILDING MATERIALS -- 1.0%
  Owens Corning, 7.500%, 8/01/18...        3,000,000     2,909,220
                                                      ------------
CANADIAN -- 17.0%
  Canadian Government, Zero Coupon
    Bond, 6/01/22..................  CAD   2,500,000       484,356
  Canadian Government, Zero Coupon
    Bond, 6/01/25..................       71,460,000    12,080,369
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 5/15/08 (step
    to 10.400% on 5/15/03) #.......        2,500,000     1,035,728
  Hydro Quebec, Zero Coupon Bond,
    8/15/20........................        7,500,000     1,410,613
  International Semi-Tech Corp.,
    Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) #........  USD   3,600,000       504,000
  New Brunswick FM Project, Zero
    Coupon Bond, 11/30/27 (step to
    6.470% on 5/30/03) 144A #......  CAD   1,250,000       676,654
  Province of Alberta, 5.930%,
    9/16/16........................        1,566,840     1,096,435
  Province of British Columbia,
    Zero Coupon Bond, 8/23/13......       11,700,000     3,411,272
  Province of British Columbia,
    Zero Coupon Bond, 9/05/20......        4,750,000       922,733
  Province of British Columbia,
    Zero Coupon Bond, 9/08/23......        3,300,000       539,602
  Province of British Columbia,
    Zero Coupon Bond, 8/23/24......        8,500,000     1,315,624
  Province of British Columbia,
    Zero Coupon Bond, 11/19/27.....        8,150,000     1,047,896
  Province of British Columbia,
    8.000%, 9/08/23................        3,300,000     2,799,378
  Province of Manitoba, 6.500%,
    9/22/17........................        5,075,000     3,711,754
  Province of Manitoba, 7.750%,
    12/22/25.......................        5,295,000     4,500,188
  Province of Newfoundland, 6.150%,
    4/17/28........................        1,000,000       677,993
  Province of Ontario, Zero Coupon
    Bond, 7/13/22..................       12,200,000     2,135,849
  Province of Ontario, Zero Coupon
    Bond, 6/02/27..................       27,950,000     3,772,120
  Province of Saskatchewan, Zero
    Coupon Bond, 4/10/14...........        5,000,000     1,405,277
  Province of Saskatchewan, 5.750%,
    3/05/29........................        1,460,000       973,804

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CANADIAN -- CONTINUED
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22...........  CAD  13,500,000  $  2,475,477
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25...........        4,375,000       666,371
                                                      ------------
                                                        47,643,493
                                                      ------------
COMMUNICATIONS -- 0.7%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD   4,700,000     1,927,000
                                                      ------------
COMPUTERS -- 1.2%
  Apple Computer, Inc., 6.500%,
    2/15/04........................        1,325,000     1,185,875
  Seagate Technology, Inc., 7.450%,
    3/01/37........................        2,225,000     2,107,008
                                                      ------------
                                                         3,292,883
                                                      ------------
ELECTRONICS -- 0.2%
  Westinghouse Electric Corp.,
    7.875%, 9/01/23................          500,000       522,215
                                                      ------------
ENTERTAINMENT -- 3.6%
  Time Warner Entertainment Co.,
    6.875%, 6/15/18................        2,840,000     2,817,905
  Time Warner Entertainment Co.,
    6.950%, 1/15/28................        5,650,000     5,643,785
  Time Warner Entertainment Co.,
    7.570%, 2/01/24................        1,625,000     1,727,570
                                                      ------------
                                                        10,189,260
                                                      ------------
FINANCIAL SERVICES -- 0.6%
  Security Capital Group, Inc.,
    7.700%, 6/15/28................        2,000,000     1,774,060
                                                      ------------
FOOD & BEVERAGE -- 1.3%
  Borden, Inc., 7.875%, 2/15/23....        1,500,000     1,249,950
  ConAgra, Inc., 7.000%,
    10/01/28.......................        2,500,000     2,476,825
                                                      ------------
                                                         3,726,775
                                                      ------------
FOREIGN GOVERNMENT/AGENCY -- 6.6%
  Escom, 11.000%, 6/01/08..........  ZAR   2,500,000       322,017
  Republic of Argentina, 6.000%,
    3/31/23........................  USD     500,000       349,375
  Republic of Argentina, 8.875%,
    3/01/29........................        1,500,000     1,150,350
  Republic of Brazil, 10.125%,
    5/15/27........................        5,777,000     4,188,325
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............        8,979,322     5,713,542
  Republic of South Africa, 8.500%,
    6/23/17........................        1,800,000     1,539,000
  Republic of South Africa,
    12.000%, 2/28/05...............  ZAR  10,500,000     1,533,413
  Republic of South Africa,
    12.500%, 12/21/06..............        4,000,000       576,509
  Republic of Venezuela, 9.250%,
    9/15/27........................  USD   3,750,000     2,306,250

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN GOVERNMENT/AGENCY --
CONTINUED
  United Mexican States, 10.375%,
    2/17/09........................  USD     825,000  $    853,875
                                                      ------------
                                                        18,532,656
                                                      ------------
FOREIGN ISSUER -- 11.2%
  Bangko Sentral Pilipinas, 8.600%,
    6/15/27........................        1,250,000     1,050,000
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........        3,400,000     2,429,878
  Centragas, 10.650%, 12/01/10
    144A...........................          444,780       384,735
  Compania de Transporte Energia,
    9.250%, 4/01/08 144A...........        1,000,000       907,500
  Embotelladora Andina SA, 7.625%,
    10/01/27.......................        1,300,000     1,095,484
  Hyundai Motor Co. Ltd., 7.600%,
    7/15/07 144A...................          750,000       629,745
  Indah Kiat Finance Mauritius
    Ltd., 10.000%, 7/01/07.........          750,000       397,500
  Industrial Finance Corp. of
    Thailand, 7.375%, 1/14/07
    144A...........................        1,000,000       880,230
  Korea Electric Power Corp.,
    6.750%, 8/01/27................          500,000       457,860
  Korea Electric Power Corp.,
    7.400%, 4/01/16................        1,202,189     1,099,883
  Korea Electric Power Corp.,
    7.750%, 4/01/13................        1,000,000       951,630
  Multicanal SA, 10.500%,
    4/15/18........................          500,000       399,375
  Perez Companc SA, 8.125%, 7/15/07
    144A...........................        1,550,000     1,379,500
  Petroleos Mexicanos, 9.250%,
    3/30/18........................          650,000       560,625
  Petroleos Mexicanos, 9.500%,
    9/15/27........................        1,450,000     1,290,500
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A..........          250,000       195,000
  Philippine Long Distance
    Telephone Co., 8.350%,
    3/06/17........................          400,000       325,662
  Pindo Deli Finance Mauritius
    Ltd., 10.750%, 10/01/07........        1,100,000       605,000
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........        2,250,000     1,046,250
  Pindo Deli Finance Mauritius
    Ltd., 11.750%, 10/01/17........        1,500,000       765,000
  Pohang Iron & Steel Co. Ltd.,
    7.125%, 11/01/06...............          500,000       462,180
  Quezon Power Philippines Co.,
    8.860%, 6/15/17................        1,820,000     1,328,600
  Samsung Electronics Co. Ltd.,
    7.700%, 10/01/27 144A..........        2,000,000     1,520,000
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A...........          750,000       532,500
  Tata Electric Co., 8.500%,
    8/19/17 144A...................        3,650,000     2,920,000
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................        2,500,000     1,806,125
  Thai Farmers Bank Plc, 8.250%,
    8/21/16 144A...................        3,000,000     2,022,900
  Tjiwi Kimia Mauritius Ltd.,
    10.000%, 8/01/04...............        1,675,000       896,125
  Total Access Communication Public
    Co. Ltd., 7.625%, 11/04/01
    144A...........................          500,000       390,000
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................        3,850,000     2,723,875
                                                      ------------
                                                        31,453,662
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
GOVERNMENT AGENCIES -- 1.9%
  Federal Home Loan Mortgage Corp.,
    6.000%, 6/01/26................  USD   1,831,237  $  1,783,167
  Federal National Mortgage
    Association, Zero Coupon Bond,
    10/29/07.......................  NZD  11,450,000     3,516,985
                                                      ------------
                                                         5,300,152
                                                      ------------
HEALTH CARE -- PRODUCTS -- 0.4%
  Bausch & Lomb, Inc., 7.125%,
    8/01/28........................  USD   1,250,000     1,149,863
                                                      ------------
HEALTH CARE -- SERVICES -- 1.1%
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............        2,250,000     1,758,465
  Columbia/HCA Healthcare Corp.,
    7.580%, 9/15/25................        1,500,000     1,256,535
                                                      ------------
                                                         3,015,000
                                                      ------------
HOME BUILDERS -- 0.3%
  Pulte Corp., 7.625%, 10/15/17....        1,000,000       929,700
                                                      ------------
INSURANCE -- 0.0%
  Vesta Insurance Group, Inc.,
    8.750%, 7/15/25................          420,000       105,000
                                                      ------------
MEDIA & ENTERTAINMENT -- 0.3%
  News America Holdings, Inc.,
    7.700%, 10/30/25...............          700,000       730,548
                                                      ------------
OIL & GAS -- 3.4%
  Chesapeake Energy Corp., 8.500%,
    3/15/12........................          500,000       375,000
  Global Marine, Inc., 7.000%,
    6/01/28........................          500,000       442,430
  Hvide Marine, Inc., 8.375%,
    2/15/08........................          600,000       372,000
  Pioneer Natural Resources Co.,
    6.500%, 1/15/08................        1,000,000       811,560
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................          750,000       499,058
  R & B Falcon Corp., 7.375%,
    4/15/18........................        3,500,000     2,533,475
  Seagull Energy Corp., 7.500%,
    9/15/27........................        3,500,000     2,658,005
  Tennessee Gas Pipeline Co.,
    7.000%, 10/15/28...............        1,750,000     1,722,857
                                                      ------------
                                                         9,414,385
                                                      ------------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co.,
    5.000%, 1/01/45................          500,000       263,125
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS --
  4.4%
  AMB Property Corp., 7.500%,
    6/30/18........................        1,500,000     1,430,355
  First Industrial, 7.500%,
    12/01/17.......................        3,000,000     2,565,270
  First Industrial, 7.600%,
    7/15/28........................        6,000,000     5,259,540
  Susa Partnership LP, 7.450%,
    7/01/18........................        1,500,000     1,374,690
  Susa Partnership LP, 7.500%,
    12/01/27.......................        1,750,000     1,575,367
                                                      ------------
                                                        12,205,222
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
RETAIL -- GENERAL -- 0.9%
  Dillon Read Structured Finance
    Corp., 6.660%, 8/15/10.........  USD     199,909  $    182,098
  Dillon Read Structured Finance
    Corp., 8.550%, 8/15/19.........          500,000       485,565
  K Mart Corp., 7.950%, 2/01/23....        1,250,000     1,300,000
  Penn Traffic Co., 9.625%, 4/15/05
    ^..............................        2,750,000       151,250
  Woolworth Corp., 8.500%,
    1/15/22........................          725,000       529,250
                                                      ------------
                                                         2,648,163
                                                      ------------
STEEL -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04
    ^..............................        1,500,000       270,000
                                                      ------------
SUPRANATIONAL -- 3.6%
  International Bank for
    Reconstruction & Development,
    Zero Coupon Bond, 8/20/07......  NZD  30,250,000     9,528,389
  International Bank for
    Reconstruction & Development,
    8.000%, 5/23/07................        1,000,000       580,114
                                                      ------------
                                                        10,108,503
                                                      ------------
TAXABLE MUNICIPAL -- 0.2%
  Orange County, California Pension
    Obligation, Zero Coupon Bond,
    9/01/16........................  USD   2,000,000       608,380
                                                      ------------
TELECOMMUNICATIONS -- 3.9%
  Intermedia Communications, Inc.,
    Zero Coupon Bond, 3/01/09 (step
    to 12.250% on 3/01/04) 144A
    #..............................        1,500,000       945,000
  Nextel Communications, Inc., Zero
    Coupon Bond, 10/31/07 (step to
    9.750% on 10/31/02) #..........        2,725,000     1,934,750
  Nextel Communications, Inc., Zero
    Coupon Bond, 2/15/08 (step to
    9.950% on 2/15/03) #...........        1,000,000       700,000
  Nextel International, Inc., Zero
    Coupon Bond, 4/15/08 (step to
    12.125% on 4/15/03) #..........        2,000,000       940,000
  Nextlink Communications, Inc.,
    Zero Coupon Bond, 4/15/08 (step
    to 9.450% on 4/15/03) #........        1,500,000       960,000
  RCN Corp., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................        3,250,000     2,193,750
  RCN Corp., Zero Coupon Bond,
    2/15/08 (step to 9.800% on
    2/15/03) #.....................          850,000       533,375
  RCN Corp., Zero Coupon Bond,
    7/01/08 (step to 11.000% on
    7/01/03) #.....................        2,100,000     1,291,500
  Teligent, Inc., Zero Coupon Bond,
    3/01/08 (step to 11.500% on
    3/01/03) #.....................        2,500,000     1,312,500
                                                      ------------
                                                        10,810,875
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TEXTILE & APPAREL -- 0.8%
  Fruit of the Loom, Inc., 7.375%,
    11/15/23.......................  USD     500,000  $    416,620
  Kellwood Co., 7.625%, 10/15/17...        2,000,000     1,765,380
  Phillips Van Heusen Corp.,
    7.750%, 11/15/23...............           50,000        43,020
                                                      ------------
                                                         2,225,020
                                                      ------------
TOBACCO -- 5.4%
  Philip Morris Cos., Inc., 7.750%,
    1/15/27........................        5,900,000     6,208,039
  RJR Nabisco, Inc., 7.625%,
    9/15/03........................        2,625,000     2,567,434
  RJR Nabisco, Inc., 8.500%,
    7/01/07........................        2,000,000     2,110,640
  RJR Nabisco, Inc., 8.750%,
    8/15/05........................        1,700,000     1,817,045
  RJR Nabisco, Inc., 9.250%,
    8/15/13........................        2,250,000     2,469,757
                                                      ------------
                                                        15,172,915
                                                      ------------
TRANSPORTATION -- 0.2%
  American President Cos. Ltd.,
    7.125%, 11/15/03...............        1,000,000       520,000
  American President Cos. Ltd.,
    8.000%, 1/15/24................          150,000        75,000
                                                      ------------
                                                           595,000
                                                      ------------
U.S. GOVERNMENT -- 2.0%
  U.S. Treasury Bonds, 6.000%,
    2/15/26........................          550,000       559,026
  U.S. Treasury Bonds, 6.250%,
    8/15/23........................        3,995,000     4,174,775
  U.S. Treasury Bonds, 6.500%,
    11/15/26.......................          700,000       758,954
  U.S. Treasury Bonds, 6.750%,
    8/15/26........................          105,000       117,223
                                                      ------------
                                                         5,609,978
                                                      ------------
UTILITIES -- 2.3%
  AES Corp., 8.875%, 11/01/27......        1,000,000       893,750
  Boston Edison Co., 7.800%,
    3/15/23........................          500,000       508,663
  KN Capital Trust, 7.630%,
    4/15/28........................        1,000,000     1,000,780
  KN Energy, Inc., 7.250%,
    3/01/28........................        3,850,000     3,925,152
                                                      ------------
                                                         6,328,345
                                                      ------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Services, Inc., 7.000%,
    7/15/28........................          750,000       729,218
                                                      ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $220,678,110)..................                    216,298,392
                                                      ------------
CONVERTIBLE BONDS -- 18.0%
AUTO & RELATED -- 0.2%
  Exide Corp., 2.900%, 12/15/05
    144A...........................        1,000,000       555,000
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CANADIAN -- 0.1%
  Rogers Communications, Inc.,
    2.000%, 11/26/05...............  USD     250,000  $    179,688
                                                      ------------
COMPUTERS -- 0.8%
  Cray Research, Inc., 6.125%,
    2/01/11........................          463,000       344,935
  HMT Technology Corp., 5.750%,
    1/15/04........................          450,000       210,375
  Maxtor Corp., 5.750%, 3/01/12....          507,000       380,250
  Read Rite Corp., 6.500%,
    9/01/04........................        1,150,000       695,750
  Silicon Graphics, Inc., 5.250%,
    9/01/04........................          300,000       269,250
  Western Digital, Zero Coupon
    Bond, 2/18/18 144A.............        1,250,000       281,250
                                                      ------------
                                                         2,181,810
                                                      ------------
DIVERSIFIED OPERATIONS -- 1.5%
  Ogden Corp., 5.750%, 10/20/02....          500,000       471,250
  Thermo Electron Corp., 4.250%,
    1/01/03 144A...................        4,200,000     3,717,000
                                                      ------------
                                                         4,188,250
                                                      ------------
ELECTRONICS -- 1.9%
  Cirrus Logic, Inc., 6.000%,
    12/15/03.......................          200,000       136,000
  EDO Corp., 7.000%, 12/15/11......          500,000       393,750
  Kent Electronics Corp., 4.500%,
    9/01/04........................        2,900,000     2,117,000
  Lam Research Corp., 5.000%,
    9/01/02........................        2,275,000     1,911,000
  National Semiconductor Corp.,
    6.500%, 10/01/02...............          350,000       288,312
  Richardson Electronics Ltd.,
    7.250%, 12/15/06...............          300,000       222,000
  Zenith Corp., 6.250%, 4/01/11....        1,121,000       336,300
                                                      ------------
                                                         5,404,362
                                                      ------------
ENVIRONMENTAL SERVICES -- 0.8%
  Air & Water Technologies Corp.,
    8.000%, 5/15/15................          475,000       403,750
  Thermo TerraTech, Inc., 4.625%,
    5/01/03........................          600,000       506,250
  Thermo TerraTech, Inc., 4.625%,
    5/01/03 144A...................        1,500,000     1,265,625
                                                      ------------
                                                         2,175,625
                                                      ------------
FINANCIAL SERVICES -- 1.9%
  Bell Atlantic Financial Services,
    4.250%, 9/15/05................        4,325,000     4,746,688
  Bell Atlantic Financial Services,
    5.750%, 4/01/03................          450,000       477,000
                                                      ------------
                                                         5,223,688
                                                      ------------
FOREIGN ISSUER -- 2.4%
  Advanced Agro Public Co., 3.500%,
    6/17/01........................          125,000       106,563
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03................          875,000       522,812
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04................        1,975,000       918,375
  Banpu Public Co., 2.750%,
    4/10/03........................        1,455,000     1,164,000

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Burns, Philp, 5.500%, 4/30/04....  USD   1,000,000  $    497,500
  Empresas ICA Sociedad, 5.000%,
    3/15/04........................          950,000       627,000
  Loxley Public Co. Ltd., 2.500%,
    4/04/01........................          700,000        70,000
  Piltel, 1.750%, 7/17/06..........          250,000       100,000
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07.....          725,000       719,562
  Sappi BVI Finance, 7.500%,
    8/01/02........................          250,000       228,438
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04................          375,000       165,234
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............          500,000       318,750
  Ssangyong Oil Refining Co., Inc.,
    3.750%, 12/31/08...............          150,000       157,875
  Telekom Malaysia Berhad, 4.000%,
    10/03/04.......................          500,000       418,750
  Total Access Communication Public
    Co. Ltd., 2.000%, 5/31/06......          900,000       720,000
                                                      ------------
                                                         6,734,859
                                                      ------------
FREIGHT TRANSPORTATION -- 0.1%
  Worldway Corp., 6.250%,
    4/15/11........................          250,000       203,750
                                                      ------------
HEALTH CARE -- DRUGS -- 0.7%
  Chiron Corp., 1.900%, 11/17/00...          250,000       240,313
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02................        1,450,000     1,094,750
  Glycomed, Inc., 7.500%,
    1/01/03........................          300,000       242,250
  NABI, Inc., 6.500%, 2/01/03......          525,000       372,750
                                                      ------------
                                                         1,950,063
                                                      ------------
HEALTH CARE -- SERVICES -- 0.2%
  Healthsouth Corp., 3.250%,
    4/01/03........................          500,000       407,500
  Tenet Healthcare Corp., 6.000%,
    12/01/05.......................          250,000       200,000
                                                      ------------
                                                           607,500
                                                      ------------
HOME BUILDERS -- 0.1%
  Schuler Homes, Inc., 6.500%,
    1/15/03........................          400,000       320,000
                                                      ------------
INSURANCE -- 3.6%
  Loews Corp., 3.125%, 9/15/07.....       11,775,000    10,038,187
                                                      ------------
MACHINERY -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04...          150,000        75,750
                                                      ------------
MANUFACTURING -- 0.3%
  Hexcel Corp., 7.000%, 8/01/03....          500,000       420,000
  Hexcel Corp., 7.000%, 8/01/11....          750,000       547,500
                                                      ------------
                                                           967,500
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
OIL & GAS -- 1.6%
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08..................  USD   5,100,000  $  3,544,500
  Diamond Offshore Drilling, Inc.,
    3.750%, 2/15/07................          500,000       520,000
  Houston Industries, Inc., 6.000%,
    3/15/12........................          250,000       238,750
  Key Energy Group, Inc., 5.000%,
    9/15/04........................          250,000       125,625
                                                      ------------
                                                         4,428,875
                                                      ------------
PUBLISHING -- 0.2%
  Scholastic Corp., 5.000%, 8/15/05
    144A...........................          600,000       576,750
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS --
  0.8%
  Federal Realty Investors Trust,
    5.250%, 10/28/03...............        1,750,000     1,540,000
  Rockefeller Properties, Zero
    Coupon Bond, 12/31/00..........          650,000       510,250
  Sizeler Property Investors, Inc.,
    8.000%, 7/15/03................          250,000       233,125
                                                      ------------
                                                         2,283,375
                                                      ------------
RESTAURANTS -- 0.5%
  Boston Chicken, Inc., Zero Coupon
    Bond, 6/01/15 ^................          500,000         5,000
  Boston Chicken, Inc., 4.500%,
    2/01/04 ^......................          750,000        30,000
  Einstein/Noah Bagel Corp.,
    7.250%, 6/01/04................          750,000       435,000
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04........................        4,089,000       981,360
  TPI Enterprises, Inc., 8.250%,
    7/15/02........................          100,000        57,500
                                                      ------------
                                                         1,508,860
                                                      ------------
TELECOMMUNICATIONS -- 0.2%
  Broadband Technologies, Inc.,
    5.000%, 5/15/01................        1,240,000       449,500
                                                      ------------
TEXTILE & APPAREL -- 0.1%
  Dixie Yarns, Inc., 7.000%,
    5/15/12........................          188,000       150,400
  Fieldcrest Cannon, Inc., 6.000%,
    3/15/12........................          295,000       233,050
                                                      ------------
                                                           383,450
                                                      ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost
    $54,827,903)...................                     50,436,842
                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $275,506,013)..................                    266,735,234
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES      VALUE +
------------------------------------------------------------------
COMMON STOCKS -- 0.1% OF NET ASSETS
RESTAURANTS -- 0.1%
  Advantica Restaurant Group, Inc.
    *..............................           67,479  $    337,395
                                                      ------------
  TOTAL COMMON STOCKS
    (Identified Cost $908,302).....                        337,395
                                                      ------------
PREFERRED STOCKS -- 1.8% OF NET ASSETS
BUILDING MATERIALS -- 0.2%
  Owens Corning, 6.500%............           10,000       451,250
                                                      ------------
CHEMICALS -- MAJOR -- 0.0%
  E.I. du Pont DeNemours & Co.,
    $3.50..........................              300        20,850
                                                      ------------
COMPUTER SOFTWARE & SERVICES --
  0.0%
  Unisys Corp., $3.75..............              504        26,145
                                                      ------------
FINANCIAL SERVICES -- 0.1%
  Hvide Capital Trust, 6.500%......           14,000       147,000
                                                      ------------
METALS -- 0.0%
  Alcoa, Inc., $3.75...............              100         7,625
                                                      ------------
OIL & GAS -- 0.4%
  Chesapeake Energy Corp., 7.000%
    144A...........................            5,000        63,750
  Weatherford International, Inc.,
    5.000%.........................           33,500     1,025,937
                                                      ------------
                                                         1,089,687
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS --
  0.0%
  Equity Residential Properties
    Trust, 7.250%..................            3,000        64,500
                                                      ------------
TELECOMMUNICATIONS -- 0.6%
  Hyperion Telecommunications,
    Inc., 12.875% PIK..............            1,975     1,767,489
                                                      ------------
UTILITIES -- 0.5%
  Cleco Corp., 4.750%..............              688        56,330
  Del Marva Power & Light Co.,
    4.000%.........................              434        29,132
  Entergy Louisiana, Inc.,
    4.440%.........................              830        58,100
  Entergy New Orleans, Inc.,
    4.360%.........................               90         6,143
  Entergy New Orleans, Inc.,
    4.750%.........................            2,876       193,411
  Jersey Central Power & Light Co.,
    4.000%.........................              850        61,200
  MDU Resources Group, Inc.,
    5.100%.........................              960        88,560
  Nevada Power Co., 4.700%.........           10,940       180,510
  Niagara Mohawk Power Corp.,
    3.400%.........................            5,100       306,000
  Niagara Mohawk Power Corp.,
    3.600%.........................              200        12,300
  Niagara Mohawk Power Corp.,
    3.900%.........................              100         6,700
  Niagara Mohawk Power Corp.,
    4.850%.........................            2,850       236,550

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES      VALUE +
------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
UTILITIES -- CONTINUED
  Northern States Power Co.,
    $4.11..........................              100  $      8,150
  Public Service Electric & Gas
    Co., 4.180%....................            1,950       156,853
                                                      ------------
                                                         1,399,939
                                                      ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $5,407,486)...                      4,974,485
                                                      ------------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring
    10/7/01 *......................              250             0
                                                      ------------
FOREIGN GOVERNMENT/AGENCY -- 0.0%
  United Mexican States, expiring
    2/17/09 *......................              825        30,113
                                                      ------------
  TOTAL WARRANTS
    (Identified Cost $18,565)......                         30,113
                                                      ------------

                                             FACE
                                            AMOUNT
------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.5% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $4,283,476 on
    4/1/99 collateralized by
    $3,415,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $4,371,200............  USD   4,283,000     4,283,000
                                                      ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,283,000)...                      4,283,000
                                                      ------------
TOTAL INVESTMENTS -- 98.6%
  (IDENTIFIED COST $286,123,366)
    @..............................                    276,360,227
    Cash and Other Assets, Less
      Liabilities -- 1.4%..........                      3,937,419
                                                      ------------
NET ASSETS -- 100%.................                   $280,297,646
                                                      ------------
                                                      ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ^  Security in default.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $286,123,366 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,952,469 and $24,715,608, respectively, resulting in net unrealized depreciation of $9,763,139.

       Key to Abbreviations:

             CAD:  Canadian Dollar
             NZD:  New Zealand Dollar
             USD:  United States Dollar
             ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- 90.4% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 54.4%
BROADCASTING -- 1.0%
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........  USD     275,000  $   176,000
                                                      -----------
CANADIAN -- 5.6%
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 8/13/07 (step
    to 11.750% on 8/13/02) #.......  CAD     815,000      378,840
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 2/15/09 (step
    to 10.750% on 2/15/04) #.......          350,000      135,432
  International Semi-Tech Corp.,
    Zero Coupon Bond, 8/15/03 (step
    to 11.50% on 8/15/00) #........  USD   1,400,000      196,000
  Microcell Telecommunications,
    Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................  CAD     535,000      226,965
  Rogers Communications, Inc.,
    8.750%, 7/15/07................          125,000       85,966
                                                      -----------
                                                        1,023,203
                                                      -----------
COMMUNICATIONS -- 2.1%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD     925,000      379,250
                                                      -----------
ENTERTAINMENT -- 0.1%
  Boston Celtics Ltd., 6.000%,
    6/30/38........................           44,000       26,785
                                                      -----------
FOOD & BEVERAGE -- 1.7%
  Borden, Inc., 7.875%, 2/15/23....          370,000      308,321
                                                      -----------
FOREIGN GOVERNMENT/AGENCY -- 11.0%
  Republic of Argentina, 8.875%,
    3/01/29........................          325,000      249,242
  Republic of Brazil, 10.125%,
    5/15/27........................          675,000      489,375
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............          382,725      243,528
  Republic of Ecuador, 6.000%,
    2/27/15 PIK ++.................          230,192       71,083
  Republic of Peru, 3.750%, 3/07/17
    (step to 4.000% on 3/07/01)
    #..............................          850,000      500,480
  Republic of Venezuela, 9.250%,
    9/15/27........................          750,000      461,250
                                                      -----------
                                                        2,014,958
                                                      -----------
FOREIGN ISSUER -- 21.1%
  Bangko Sentral Pilipinas, 8.600%,
    6/15/27........................          400,000      336,000
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........          400,000      285,868
  Espirito Santo Centrais Eletricas
    SA, 10.000%, 7/15/07...........          275,000      178,750
  Industrial Finance Corp. of
    Thailand, 7.375%, 1/14/07
    144A...........................          140,000      123,232

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  Korea Electric Power Corp.,
    7.400%, 4/01/16................  USD     258,283  $   236,303
  Murrin Murrin Holdings Property
    Ltd., 9.375%, 8/31/07..........           75,000       67,313
  Pan Pacific Industrial Investment
    Plc, Zero Coupon Bond, 4/28/07
    144A...........................          550,000      258,500
  Petroleos Mexicanos, 9.500%,
    9/15/27........................          275,000      244,750
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 144A..........          275,000      214,500
  Philippine Long Distance
    Telephone Co., 8.350%,
    3/06/17........................          175,000      142,477
  Pindo Deli Finance Mauritius
    Ltd., 10.750%, 10/01/07........          300,000      165,000
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........          600,000      279,000
  Pycsa Panama SA, 10.280%,
    12/15/12 144A..................          125,000       93,750
  Quezon Power Philippines Co.,
    8.860%, 6/15/17................          325,000      237,250
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 144A...........          275,000      195,250
  Tata Electric Co., 8.500%,
    8/19/17 144A...................          200,000      160,000
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................          335,000      242,021
  Tjiwi Kimia Mauritius Ltd.,
    10.000%, 8/01/04...............          250,000      133,750
  Total Access Communication Public
    Co. Ltd., 7.625%, 11/04/01
    144A...........................          200,000      156,000
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................          150,000      106,125
                                                      -----------
                                                        3,855,839
                                                      -----------
OIL & GAS -- 3.6%
  Chesapeake Energy Corp., 7.875%,
    3/15/04........................          200,000      156,000
  Chesapeake Energy Corp., 9.625%,
    5/01/05........................          225,000      186,750
  Hvide Marine, Inc., 8.375%,
    2/15/08........................          200,000      124,000
  R & B Falcon Corp., 6.750%,
    4/15/05........................          250,000      197,500
                                                      -----------
                                                          664,250
                                                      -----------
RETAIL -- GENERAL -- 0.6%
  Penn Traffic Co., 9.625%, 4/15/05
    ^..............................          656,000       36,080
  Woolworth Corp., 8.500%,
    1/15/22........................          110,000       80,300
                                                      -----------
                                                          116,380
                                                      -----------
STEEL -- 0.1%
  Geneva Steel Co., 9.500%, 1/15/04
    ^..............................          101,000       18,180
                                                      -----------
TELECOMMUNICATIONS -- 6.2%
  Nextel Communications, Inc., Zero
    Coupon Bond, 10/31/07 (step to
    9.750% on 10/31/02) #..........          400,000      284,000

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  Nextel International, Inc., Zero
    Coupon Bond, 4/15/08 (step to
    12.125% on 4/15/03) #..........  USD     150,000  $    70,500
  Nextlink Communications, Inc.,
    Zero Coupon Bond, 4/15/08 (step
    to 9.450% on 4/15/03) #........          150,000       96,000
  RCN Corp., Zero Coupon Bond,
    2/15/08 (step to 9.800% on
    2/15/03) #.....................          450,000      282,375
  RCN Corp., Zero Coupon Bond,
    7/01/08 (step to 11.000% on
    7/01/03) #.....................          150,000       92,250
  Teligent, Inc., Zero Coupon Bond,
    3/01/08 (step to 11.500% on
    3/01/03) #.....................          425,000      223,125
  Triton Communications LLC, Zero
    Coupon Bond, 5/01/08 (step to
    11.000% on 5/01/03) #..........          150,000       85,687
                                                      -----------
                                                        1,133,937
                                                      -----------
TEXTILE & APPAREL -- 1.3%
  Phillips Van Heusen Corp.,
    7.750%, 11/15/23...............          275,000      236,613
                                                      -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $11,540,895)...................                     9,953,716
                                                      -----------
CONVERTIBLE BONDS -- 36.0%
AUTO & RELATED -- 1.0%
  Exide Corp., 2.900%, 12/15/05
    144A...........................          335,000      185,925
                                                      -----------
CANADIAN -- 1.9%
  Rogers Communications, Inc.,
    2.000%, 11/26/05...............          485,000      348,594
                                                      -----------
COMPUTERS -- 5.5%
  Cray Research, Inc., 6.125%,
    2/01/11........................          140,000      104,300
  Data General Corp., 6.000%,
    5/15/04........................          168,000      141,960
  HMT Technology Corp., 5.750%,
    1/15/04........................           84,000       39,270
  Maxtor Corp., 5.750%, 3/01/12....          420,000      315,000
  Read Rite Corp., 6.500%,
    9/01/04........................          250,000      151,250
  S3, Inc., 5.750%, 10/01/03.......          112,000       85,540
  Telxon Corp., 5.750%, 1/01/03....          181,000      123,080
  Western Digital, Zero Coupon
    Bond, 2/18/18 144A.............          223,000       50,175
                                                      -----------
                                                        1,010,575
                                                      -----------
ELECTRONICS -- 5.6%
  Cirrus Logic, Inc., 6.000%,
    12/15/03.......................          460,000      312,800
  EDO Corp., 7.000%, 12/15/11......          100,000       78,750
  Integrated Device Technology,
    5.500%, 6/01/02................           28,000       19,040
  Kent Electronics Corp., 4.500%,
    9/01/04........................          265,000      193,450

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
ELECTRONICS -- CONTINUED
  Lam Research Corp., 5.000%,
    9/01/02........................  USD     280,000  $   235,200
  LTX Corp., 7.250%, 4/15/11.......           50,000       22,500
  Richardson Electronics Ltd.,
    7.250%, 12/15/06...............          100,000       74,000
  Zenith Corp., 6.250%, 4/01/11....          302,000       90,600
                                                      -----------
                                                        1,026,340
                                                      -----------
ENVIRONMENTAL SERVICES -- 1.0%
  Air & Water Technologies Corp.,
    8.000%, 5/15/15................          223,000      189,550
                                                      -----------
FOREIGN ISSUER -- 8.8%
  Advanced Agro Public Co., 3.500%,
    6/17/01........................          320,000      272,800
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03................          125,000       74,687
  APP Finance VII Mauritius Ltd.,
    3.500%, 4/30/03 144A...........          140,000       83,650
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04................          320,000      148,800
  Banpu Public Co., 2.750%,
    4/10/03........................           80,000       64,000
  Empresas ICA Sociedad, 5.000%,
    3/15/04........................          420,000      277,200
  Loxley Public Co. Ltd., 2.500%,
    4/04/01........................          200,000       20,000
  Piltel, 1.750%, 7/17/06..........           50,000       20,000
  PT Inti Indorayon Utama, 7.000%,
    5/02/06 ^......................          140,000        7,000
  Samsung Electronics Co. Ltd.,
    Zero Coupon Bond, 12/31/07.....          140,000      138,950
  Sappi BVI Finance, 7.500%,
    8/01/02........................          170,000      155,338
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04................          525,000      231,328
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............          110,000       70,125
  Total Access Communication Public
    Co. Ltd., 2.000%, 5/31/06......           50,000       40,000
                                                      -----------
                                                        1,603,878
                                                      -----------
FREIGHT TRANSPORTATION -- 0.1%
  Worldway Corp., 6.250%,
    4/15/11........................           28,000       22,820
                                                      -----------
HEALTH CARE -- DRUGS -- 2.4%
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02................          196,000      147,980
  Glycomed, Inc., 7.500%,
    1/01/03........................           84,000       67,830
  NABI, Inc., 6.500%, 2/01/03......          320,000      227,200
                                                      -----------
                                                          443,010
                                                      -----------
HEALTH CARE -- PRODUCTS -- 0.5%
  Centocor, Inc., 4.750%,
    2/15/05........................          100,000       97,000
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
HEALTH CARE -- SERVICES -- 1.1%
  Medical Care International, Inc.,
    6.750%, 10/01/06...............  USD      84,000  $    70,980
  PhyCor, Inc., 4.500%, 2/15/03....           56,000       32,760
  Tenet Healthcare Corp., 6.000%,
    12/01/05.......................          112,000       89,600
                                                      -----------
                                                          193,340
                                                      -----------
HOME BUILDERS -- 0.8%
  Schuler Homes, Inc., 6.500%,
    1/15/03........................          182,000      145,600
                                                      -----------
INSURANCE -- 2.5%
  Loews Corp., 3.125%, 9/15/07.....          525,000      447,562
                                                      -----------
MACHINERY -- 0.2%
  Intevac, Inc., 6.500%, 3/01/04...           56,000       28,280
                                                      -----------
MANUFACTURING -- 0.7%
  Hexcel Corp., 7.000%, 8/01/03....           56,000       47,040
  Hexcel Corp., 7.000%, 8/01/11....           98,000       71,540
                                                      -----------
                                                          118,580
                                                      -----------
RESTAURANTS -- 2.4%
  Boston Chicken, Inc., Zero Coupon
    Bond, 6/01/15 ^................          559,000        5,590
  Boston Chicken, Inc., 4.500%,
    2/01/04 ^......................          615,000       24,600
  Einstein/Noah Bagel Corp.,
    7.250%, 6/01/04................           70,000       40,600
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04........................        1,200,000      288,000
  TPI Enterprises, Inc., 8.250%,
    7/15/02........................          150,000       86,250
                                                      -----------
                                                          445,040
                                                      -----------
RETAIL -- SPECIALTY -- 0.5%
  Bell Sports Corp., 4.250%,
    11/15/00.......................           53,000       42,864
  CML Group, Inc., 5.500%, 1/15/03
    ^..............................           81,000        1,620
  Jacobson Stores, Inc., 6.750%,
    12/15/11.......................           56,000       46,130
                                                      -----------
                                                           90,614
                                                      -----------
TELECOMMUNICATIONS -- 0.8%
  Broadband Technologies, Inc.,
    5.000%, 5/15/01................          415,000      150,438
                                                      -----------
TEXTILE & APPAREL -- 0.2%
  Dixie Yarns, Inc., 7.000%,
    5/15/12........................           34,000       27,200
                                                      -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $8,342,605)...                     6,574,346
                                                      -----------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $19,883,500)...................                    16,528,062
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES      VALUE +
-----------------------------------------------------------------
COMMON STOCKS -- 4.1% OF NET ASSETS
FOREIGN ISSUER -- 0.9%
  Sappi Ltd., ADR..................            3,450  $   147,919
  Siam Commercial Bank Public Co.
    *..............................           29,000       16,979
                                                      -----------
                                                          164,898
                                                      -----------
OIL & GAS -- 0.2%
  Chesapeake Energy Corp...........           25,025       35,973
                                                      -----------
REAL ESTATE INVESTMENT TRUSTS --
  2.7%
  Associated Estates Realty
    Corp...........................           12,600      131,513
  Berkshire Realty Co., Inc........            5,500       61,531
  Developers Diversified Realty
    Corp...........................           14,550      208,247
  Meditrust Corp...................            7,600       94,525
                                                      -----------
                                                          495,816
                                                      -----------
RESTAURANTS -- 0.3%
  Advantica Restaurant Group, Inc.
    *..............................            8,745       43,725
                                                      -----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,104,748)...                       740,412
                                                      -----------
PREFERRED STOCKS -- 1.9% OF NET ASSETS
FINANCIAL SERVICES -- 0.1%
  Hvide Capital Trust, 6.500%......            3,000       31,500
                                                      -----------
FOREIGN ISSUER -- 0.9%
  Philippine Long Distance
    Telephone Co., $3.50, GDS......            3,450      163,875
                                                      -----------
TELECOMMUNICATIONS -- 0.1%
  Hyperion Telecommunications,
    Inc., 12.875% PIK..............               17       15,242
                                                      -----------
UTILITIES -- 0.8%
  Central Maine Power Co.,
    3.500%.........................              610       29,890
  Niagara Mohawk Power Corp.,
    3.400%.........................              560       33,600
  Niagara Mohawk Power Corp.,
    3.600%.........................              870       53,505
  Niagara Mohawk Power Corp.,
    4.100%.........................              390       27,885
                                                      -----------
                                                          144,880
                                                      -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $431,809).....                       355,497
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.9% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $343,038 on
    4/1/99 collateralized by
    $275,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $352,000..............  USD     343,000  $   343,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $343,000).....                       343,000
                                                      -----------
TOTAL INVESTMENTS -- 98.3%
  (IDENTIFIED COST $21,763,057)
  @................................                    17,966,971
    Cash and Other Assets, Less
      Liabilities -- 1.7%..........                       306,148
                                                      -----------
NET ASSETS -- 100%.................                   $18,273,119
                                                      -----------
                                                      -----------

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
 ++ Floating Rate Bond: Coupon is six month London Interbank Offered Rate (LIBOR) plus .8125%.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ^  Security in default.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $21,763,057 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $565,088 and $4,361,174, respectively, resulting in net unrealized depreciation of $3,796,086.

       Key to Abbreviations:

             ADR:  American Depositary Receipts
             CAD:  Canadian Dollar
             GDS:  Global Depositary Shares
             USD:  United States Dollar

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- 97.2% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 97.2%
AUTO & RELATED -- 1.3%
  Dana Corp., 6.250%, 3/01/04...........  $  200,000  $   200,438
                                                      -----------
BANKS/SAVINGS & LOANS -- 4.3%
  BankAmerica Corp., 7.200%, 4/15/06....      50,000       52,524
  Capital One Bank, 6.375%, 2/15/03.....     590,000      591,794
                                                      -----------
                                                          644,318
                                                      -----------
FINANCIAL SERVICES -- 19.4%
  Asset Securitization Corp., 7.010%,
    10/13/26............................     381,492      390,190
  Associates Manufactured Housing,
    6.275%, 3/15/28.....................     450,000      452,862
  Bear Stearns Cos., Inc., 6.150%,
    3/02/04.............................     350,000      346,021
  Commercial Credit Co., 6.500%,
    6/01/05.............................      50,000       50,721
  EQCC Home Equity Loan Trust, 5.150%,
    9/15/08.............................     105,692      103,383
  Ford Motor Credit Co., 7.500%,
    1/15/03.............................      50,000       52,702
  Green Tree Financial Corp., 6.080%,
    3/01/30.............................     350,000      349,860
  Household Finance Corp., 5.875%,
    9/25/04.............................     450,000      445,068
  Morgan Stanley Dean Witter & Co.,
    5.625%, 1/20/04.....................     250,000      246,883
  Nomura Asset Securities Corp., 6.280%,
    3/17/28.............................     464,777      470,707
                                                      -----------
                                                        2,908,397
                                                      -----------
FOOD -- 1.0%
  Dole Food, Inc., 6.375%, 10/01/05.....     150,000      144,957
                                                      -----------
FOREIGN GOVERNMENT/AGENCY -- 6.6%
  Government of Poland, 5.000%, 10/27/14
    (step to 6.000% on 10/27/02) #......     475,000      438,187
  Republic of South Africa, 8.375%,
    10/17/06............................     550,000      544,500
                                                      -----------
                                                          982,687
                                                      -----------
FOREIGN ISSUER -- 5.4%
  Enersis SA, 6.900%, 12/01/06..........      50,000       47,337
  Perez Companc SA, 8.125%, 7/15/07
    144A................................     525,000      467,250
  Tenaga Nasional Berhad, 7.625%,
    4/29/07 144A........................     325,000      292,006
                                                      -----------
                                                          806,593
                                                      -----------
GOVERNMENT AGENCIES -- 19.1%
  Federal Home Loan Mortgage Corp.,
    5.000%, 1/15/04.....................   1,700,000    1,659,625
  Federal Home Loan Mortgage Corp.,
    5.500%, 3/01/13.....................     510,907      497,971
  Federal Home Loan Mortgage Corp.,
    6.000%, 11/01/12....................     492,724      489,644
  Federal National Mortgage Association,
    5.500%, 4/25/06.....................     150,000      149,577

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
GOVERNMENT AGENCIES -- CONTINUED
  Federal National Mortgage Association,
    6.500%, 2/01/11.....................  $   64,637  $    65,303
                                                      -----------
                                                        2,862,120
                                                      -----------
HEALTH CARE -- PRODUCTS -- 1.6%
  Bausch & Lomb, Inc., 6.500%,
    8/01/05.............................     250,000      242,693
                                                      -----------
OIL & GAS -- 4.7%
  Pioneer Natural Resources Co., 6.500%,
    1/15/08.............................     400,000      324,624
  R & B Falcon Corp., 6.500%, 4/15/03...     450,000      378,000
                                                      -----------
                                                          702,624
                                                      -----------
PAPER PRODUCTS -- 1.0%
  Temple-Inland, Inc., 6.750%,
    3/01/09.............................     150,000      148,417
                                                      -----------
REAL ESTATE INVESTMENT TRUSTS -- 13.4%
  American Health Properties, Inc.,
    7.050%, 1/15/02.....................     525,000      514,647
  Highwoods Realty LP, 6.750%,
    12/01/03............................     500,000      487,185
  Oasis Residential, Inc., 6.750%,
    11/15/01............................     500,000      485,585
  Trinet Corporate Realty Trust, Inc.,
    6.750%, 3/01/03.....................     550,000      526,256
                                                      -----------
                                                        2,013,673
                                                      -----------
SECURITIES -- 3.7%
  Lehman Brothers Holdings, Inc.,
    7.125%, 9/15/03.....................     540,000      551,664
                                                      -----------
TELECOMMUNICATIONS -- 3.7%
  TCI Communications, Inc., 6.875%,
    2/15/06.............................     525,000      549,266
                                                      -----------
TEXTILE & APPAREL -- 1.3%
  Tommy Hilfiger Corp., 6.500%,
    6/01/03.............................     200,000      196,018
                                                      -----------
TOBACCO -- 3.4%
  RJR Nabisco, Inc., 7.625%, 9/15/03....     525,000      513,487
                                                      -----------
TRUCKING & LEASING -- 2.4%
  Amerco, 7.490%, 9/18/01...............     350,000      361,893
                                                      -----------
U.S. GOVERNMENT -- 0.2%
  U.S. Treasury Notes, 6.000%,
    10/15/99............................      25,000       25,164
                                                      -----------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT      VALUE +
-----------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
UTILITIES -- 4.7%
  KN Energy, Inc., 6.450%, 3/01/03......  $  550,000  $   557,573
  Texas Utilities Co., 5.940%,
    10/15/01............................     150,000      151,235
                                                      -----------
                                                          708,808
                                                      -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $14,831,156).......               14,563,217
                                                      -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $14,831,156).......               14,563,217
                                                      -----------
SHORT-TERM INVESTMENT -- 1.1% OF NET ASSETS
  Repurchase Agreement with State Street
    Bank and Trust Co., dated 3/31/99 at
    4.000% to be repurchased at $161,018
    on 4/1/99 collateralized by $140,000
    U.S. Treasury Bond, 7.250%, due
    8/15/22 with a value of $164,850....     161,000      161,000
                                                      -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $161,000)..........                  161,000
                                                      -----------
TOTAL INVESTMENTS -- 98.3%
  (IDENTIFIED COST $14,992,156) @.......               14,724,217
    Cash and Other Assets, Less
      Liabilities -- 1.7%...............                  255,744
                                                      -----------
NET ASSETS -- 100%......................              $14,979,961
                                                      -----------
                                                      -----------

  !  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $14,992,156 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $72,793 and $340,732, respectively, resulting in net unrealized depreciation of $267,939.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED)

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- 94.5% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 77.3%
AIR TRANSPORT -- 3.0%
  Atlas Air, Inc., 7.680%,
    1/02/14........................  USD    3,974,587  $  4,003,681
                                                       ------------
BANKS/SAVINGS & LOANS -- 0.4%
  First Union Institutional Trust,
    7.850%, 1/01/27................           500,000       515,660
                                                       ------------
CANADIAN -- 17.0%
  Canadian Government, Zero Coupon
    Bond, 6/01/25..................  CAD   31,550,000     5,333,552
  Hydro Quebec, Zero Coupon Bond,
    8/15/20........................         7,500,000     1,410,612
  MacMillan Bloedel Ltd., 7.700%,
    2/15/26........................  USD      305,000       287,560
  Milit-Air, Inc., 5.750%, 6/30/19
    144A...........................  CAD    1,800,000     1,222,785
  New Brunswick FM Project, Zero
    Coupon Bond, 11/30/27 (step to
    6.470% on 5/30/03) 144A #......           500,000       270,662
  Ontario Hydro, Zero Coupon Bond,
    10/15/21.......................           850,000       154,940
  Ontario Hydro, 8.900%, 8/18/22...         1,175,000     1,092,284
  Province of Alberta, 5.930%,
    9/16/16........................           705,750       493,866
  Province of British Columbia,
    Zero Coupon Bond, 8/23/13......         5,000,000     1,457,809
  Province of British Columbia,
    Zero Coupon Bond, 6/09/14......         1,000,000       277,655
  Province of British Columbia,
    Zero Coupon Bond, 9/05/20......         3,300,000       641,057
  Province of British Columbia,
    Zero Coupon Bond, 6/09/22......         4,000,000       702,479
  Province of British Columbia,
    Zero Coupon Bond, 8/19/22......         4,195,000       728,577
  Province of British Columbia,
    Zero Coupon Bond, 11/19/27.....         6,500,000       835,745
  Province of British Columbia,
    8.000%, 9/08/23................           250,000       212,074
  Province of Manitoba, 6.500%,
    9/22/17........................         1,825,000     1,334,769
  Province of Manitoba, 7.750%,
    12/22/25.......................         3,100,000     2,634,671
  Province of Newfoundland, 6.150%,
    4/17/28........................           500,000       338,996
  Province of Saskatchewan, Zero
    Coupon Bond, 4/10/14...........         2,500,000       702,638
  Province of Saskatchewan, 5.750%,
    3/05/29........................         3,550,000     2,367,812
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 2/04/22...........         1,281,000       234,895
  Province of Saskatchewan
    (Certificate of Deposit), Zero
    Coupon Bond, 5/30/25...........         1,250,000       190,392
                                                       ------------
                                                         22,925,830
                                                       ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
COMMUNICATIONS -- 0.2%
  Arch Communications Group, Inc.,
    Zero Coupon Bond, 3/15/08 (step
    to 10.875% on 3/15/01) #.......  USD      575,000  $    235,750
                                                       ------------
COMPUTERS -- 3.6%
  Seagate Technology, Inc., 7.370%,
    3/01/07........................         2,000,000     1,872,460
  Seagate Technology, Inc., 7.450%,
    3/01/37........................         3,000,000     2,840,910
  Seagate Technology, Inc., 7.875%,
    3/01/17........................           200,000       180,508
                                                       ------------
                                                          4,893,878
                                                       ------------
ELECTRONICS -- 0.2%
  Pioneer Standard Electronics,
    Inc., 8.500%, 8/01/06..........           250,000       237,586
                                                       ------------
ENTERTAINMENT -- 3.8%
  Time Warner Entertainment Co.,
    6.875%, 6/15/18................           410,000       406,810
  Time Warner Entertainment Co.,
    6.950%, 1/15/28................         2,250,000     2,247,525
  Time Warner Entertainment Co.,
    7.570%, 2/01/24................         2,300,000     2,445,176
                                                       ------------
                                                          5,099,511
                                                       ------------
FINANCIAL SERVICES -- 0.7%
  Security Capital Group, Inc.,
    7.700%, 6/15/28................         1,000,000       887,030
                                                       ------------
FOOD & BEVERAGE -- 0.7%
  ConAgra, Inc., 7.000%,
    10/01/28.......................         1,000,000       990,730
                                                       ------------
FOREIGN GOVERNMENT/AGENCY -- 4.4%
  New South Wales Treasury, Zero
    Coupon Bond, 11/23/20..........  AUD    6,000,000     1,073,841
  Republic of Brazil C Bond,
    8.000%, 4/15/14 PIK............  USD    2,944,044     1,873,295
  Republic of South Africa, 8.500%,
    6/23/17........................         1,125,000       961,875
  Republic of South Africa,
    12.000%, 2/28/05...............  ZAR    4,250,000       620,667
  Republic of South Africa,
    12.500%, 12/21/06..............         8,600,000     1,239,495
  Republic of South Africa,
    13.000%, 8/31/10...............         1,500,000       219,123
                                                       ------------
                                                          5,988,296
                                                       ------------
FOREIGN ISSUER -- 12.1%
  Bangkok Bank Public Co. Ltd.,
    9.025%, 3/15/29 144A...........  USD    2,250,000     1,608,008
  Cerro Negro Finance Ltd., 7.900%,
    12/01/20 144A..................           500,000       365,000
  Embotelladora Andina SA, 7.000%,
    10/01/07.......................           700,000       652,302
  Embotelladora Andina SA, 7.625%,
    10/01/27.......................           250,000       210,670
  Enersis SA, 7.400%, 12/01/16.....         3,050,000     2,839,510
  Industrial Finance Corp. of
    Thailand, 6.875%, 4/01/03
    144A...........................           575,000       517,816
  Korea Electric Power Corp.,
    7.400%, 4/01/16................           469,605       429,642

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
FOREIGN ISSUER -- CONTINUED
  PDVSA Finance Ltd., 7.500%,
    11/15/28.......................  USD    2,000,000  $  1,476,840
  Perez Companc SA, 8.125%, 7/15/07
    144A...........................           350,000       311,500
  Pindo Deli Finance Mauritius
    Ltd., 10.875%, 10/01/27........           100,000        46,500
  Samsung Electronics Co. Ltd.,
    7.700%, 10/01/27 144A..........         1,250,000       950,000
  Tata Electric Co., 8.500%,
    8/19/17 144A...................         1,500,000     1,200,000
  Telekom Malaysia Berhad, 7.875%,
    8/01/25 144A...................         2,000,000     1,625,880
  Tenaga Nasional Berhad, 7.500%,
    11/01/25 144A..................         5,390,000     3,894,005
  Total Access Communication Public
    Co. Ltd., 8.375%, 11/04/06
    144A...........................           150,000       106,125
                                                       ------------
                                                         16,233,798
                                                       ------------
GOVERNMENT AGENCIES -- 2.3%
  Federal Home Loan Mortgage Corp.,
    6.000%, 4/15/28................         1,000,000       935,000
  Federal National Mortgage
    Association, Zero Coupon Bond,
    10/29/07.......................  NZD    6,850,000     2,104,048
                                                       ------------
                                                          3,039,048
                                                       ------------
HEALTH CARE -- PRODUCTS -- 0.7%
  Bausch & Lomb, Inc., 7.125%,
    8/01/28........................  USD    1,000,000       919,890
                                                       ------------
HEALTH CARE -- SERVICES -- 0.9%
  Columbia/HCA Healthcare Corp.,
    7.050%, 12/01/27...............         1,500,000     1,172,310
                                                       ------------
HOME BUILDERS -- 2.0%
  Pulte Corp., 7.000%, 12/15/03....           188,000       183,531
  Pulte Corp., 7.300%, 10/24/05....           200,000       194,752
  Pulte Corp., 7.625%, 10/15/17....         2,500,000     2,324,250
                                                       ------------
                                                          2,702,533
                                                       ------------
MANUFACTURING -- 0.1%
  FMC Corp., 6.750%, 1/16/05.......           170,000       154,700
                                                       ------------
OIL & GAS -- 3.9%
  Mitchell Energy & Development
    Corp., 6.750%, 2/15/04.........           300,000       291,438
  Pioneer Natural Resources Co.,
    7.200%, 1/15/28................         1,000,000       665,410
  R & B Falcon Corp., 7.375%,
    4/15/18........................         2,750,000     1,990,587
  Seagull Energy Corp., 7.500%,
    9/15/27........................         1,600,000     1,215,088
  Tennessee Gas Pipeline Co.,
    7.000%, 10/15/28...............           750,000       738,368
  Union Pacific Resources Group,
    Inc., 7.150%, 5/15/28..........           350,000       312,722
                                                       ------------
                                                          5,213,613
                                                       ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
PAPER PRODUCTS -- 0.3%
  Westvaco Corp., 7.000%,
    8/15/23........................  USD      500,000  $    470,800
                                                       ------------
RAIL -- TRANSPORT -- 0.1%
  Missouri Pacific Railroad Co.,
    5.000%, 1/01/45................           275,000       144,719
                                                       ------------
REAL ESTATE INVESTMENT TRUSTS --
  5.6%
  AMB Property Corp., 7.500%,
    6/30/18........................         1,000,000       953,570
  Camden Property Trust, 7.000%,
    11/15/06.......................           500,000       479,265
  First Industrial, 7.500%,
    12/01/17.......................         2,500,000     2,137,725
  First Industrial, 7.600%,
    7/15/28........................         1,250,000     1,095,737
  Highwoods Realty LP, 7.500%,
    4/15/18........................         1,000,000       912,270
  Susa Partnership LP, 7.500%,
    12/01/27.......................         1,750,000     1,575,368
  Trinet Corporate Realty Trust,
    Inc., 7.700%, 7/15/17..........           500,000       457,620
                                                       ------------
                                                          7,611,555
                                                       ------------
RETAIL -- GENERAL -- 0.3%
  Woolworth Corp., 8.500%,
    1/15/22........................           500,000       365,000
                                                       ------------
SECURITIES -- 1.1%
  Lehman Brothers, Inc., 6.625%,
    2/15/08........................         1,500,000     1,477,590
                                                       ------------
SUPRANATIONAL -- 2.9%
  International Bank for
    Reconstruction & Development,
    Zero Coupon Bond, 8/20/07......  NZD    9,650,000     3,039,635
  International Bank for
    Reconstruction & Development,
    8.000%, 5/23/07................         1,505,000       873,072
                                                       ------------
                                                          3,912,707
                                                       ------------
TAXABLE MUNICIPAL -- 0.6%
  Orange County, California Pension
    Obligation, Zero Coupon Bond,
    9/01/16........................  USD    2,500,000       760,475
                                                       ------------
TELECOMMUNICATIONS -- 0.8%
  TCI Communications, Inc., 7.875%,
    2/15/26........................           970,000     1,107,468
                                                       ------------
TEXTILE & APPAREL -- 1.2%
  Burlington Industries, Inc.,
    7.250%, 8/01/27................           250,000       221,450
  Fruit of the Loom, Inc., 7.375%,
    11/15/23.......................           550,000       458,282
  Kellwood Co., 7.625%, 10/15/17...         1,000,000       882,690
                                                       ------------
                                                          1,562,422
                                                       ------------
TOBACCO -- 4.4%
  Philip Morris Cos., Inc., 7.750%,
    1/15/27........................         2,350,000     2,472,693
  RJR Nabisco, Inc., 7.625%,
    9/15/03........................           500,000       489,035

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
TOBACCO -- CONTINUED
  RJR Nabisco, Inc., 8.500%,
    7/01/07........................  USD    1,000,000  $  1,055,320
  RJR Nabisco, Inc., 8.750%,
    8/15/05........................           150,000       160,328
  RJR Nabisco, Inc., 9.250%,
    8/15/13........................         1,650,000     1,811,155
                                                       ------------
                                                          5,988,531
                                                       ------------
TRANSPORTATION -- 0.2%
  American President Cos. Ltd.,
    7.125%, 11/15/03...............           500,000       260,000
  American President Cos. Ltd.,
    8.000%, 1/15/24................           100,000        50,000
                                                       ------------
                                                            310,000
                                                       ------------
U.S. GOVERNMENT -- 1.3%
  U.S. Treasury Bonds, 5.500%,
    8/15/28........................         1,050,000     1,004,882
  U.S. Treasury Strips, Zero Coupon
    Bond, 8/15/20..................         2,500,000       692,750
                                                       ------------
                                                          1,697,632
                                                       ------------
UTILITIES -- 2.5%
  Boston Edison Co., 7.800%,
    3/15/23........................           250,000       254,332
  Commonwealth Edison Co., 4.750%,
    12/01/11.......................           135,000       116,988
  KN Capital Trust, 7.630%,
    4/15/28........................         2,000,000     2,001,560
  KN Energy, Inc., 7.250%,
    3/01/28........................         1,000,000     1,019,520
                                                       ------------
                                                          3,392,400
                                                       ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $104,872,283)..................                     104,015,143
                                                       ------------
CONVERTIBLE BONDS -- 17.2%
COMPUTERS -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12....           150,000       112,500
                                                       ------------
DIVERSIFIED OPERATIONS -- 2.0%
  Ogden Corp., 5.750%, 10/20/02....           600,000       565,500
  Thermo Electron Corp., 4.250%,
    1/01/03 144A...................         2,350,000     2,079,750
                                                       ------------
                                                          2,645,250
                                                       ------------
ELECTRONICS -- 0.1%
  Lam Research Corp., 5.000%,
    9/01/02........................           100,000        84,000
  Richardson Electronics Ltd.,
    7.250%, 12/15/06...............            50,000        37,000
  Zenith Corp., 6.250%, 4/01/11....            71,000        21,300
                                                       ------------
                                                            142,300
                                                       ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
ENVIRONMENTAL SERVICES -- 1.2%
  Thermo TerraTech, Inc., 4.625%,
    5/01/03........................  USD      250,000  $    210,938
  Thermo TerraTech, Inc., 4.625%,
    5/01/03 144A...................         1,650,000     1,392,187
                                                       ------------
                                                          1,603,125
                                                       ------------
FINANCIAL SERVICES -- 4.3%
  Bell Atlantic Financial Services,
    4.250%, 9/15/05................         3,925,000     4,307,687
  Bell Atlantic Financial Services,
    5.750%, 4/01/03................         1,390,000     1,473,400
                                                       ------------
                                                          5,781,087
                                                       ------------
FOREIGN ISSUER -- 1.8%
  Bangkok Bank Public Co. Ltd.,
    4.589%, 3/03/04................           500,000       232,500
  Banpu Public Co., 2.750%,
    4/10/03........................           500,000       400,000
  Burns, Philp, 5.500%, 4/30/04....           590,000       293,525
  Empresas ICA Sociedad, 5.000%,
    3/15/04........................           100,000        66,000
  Loxley Public Co. Ltd., 2.500%,
    4/04/01........................         1,150,000       115,000
  Samsung Display Devices, 0.250%,
    3/12/06........................           260,000       263,900
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04................           100,000        44,063
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04...............           100,000        63,750
  Telekom Malaysia Berhad, 4.000%,
    10/03/04.......................         1,075,000       900,312
                                                       ------------
                                                          2,379,050
                                                       ------------
FREIGHT TRANSPORTATION -- 0.1%
  Builders Transportation, Inc.,
    6.500%, 5/01/11 ^..............           129,000           161
  Worldway Corp., 6.250%,
    4/15/11........................           250,000       203,750
                                                       ------------
                                                            203,911
                                                       ------------
HEALTH CARE -- DRUGS -- 0.3%
  Chiron Corp., 1.900%, 11/17/00...           300,000       288,375
  NABI, Inc., 6.500%, 2/01/03......           100,000        71,000
                                                       ------------
                                                            359,375
                                                       ------------
HEALTH CARE -- SERVICES -- 0.1%
  Healthsouth Corp., 3.250%,
    4/01/03........................           250,000       203,750
                                                       ------------
INSURANCE -- 3.6%
  Loews Corp., 3.125%, 9/15/07.....         5,725,000     4,880,563
                                                       ------------
MACHINERY -- 0.0%
  Intevac, Inc., 6.500%, 3/01/04...           100,000        50,500
                                                       ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                             FACE
                                            AMOUNT       VALUE +
-------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
MULTI-INDUSTRY -- 0.8%
  Thermo Instrument Systems, Inc.,
    4.500%, 10/15/03 144A..........  USD    1,200,000  $  1,069,500
                                                       ------------
OIL & GAS -- 1.8%
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08..................         2,424,000     1,684,680
  Diamond Offshore Drilling, Inc.,
    3.750%, 2/15/07................           350,000       364,000
  Houston Industries, Inc., 6.000%,
    3/15/12........................           335,000       319,925
                                                       ------------
                                                          2,368,605
                                                       ------------
PUBLISHING -- 0.4%
  Scholastic Corp., 5.000%, 8/15/05
    144A...........................           540,000       519,075
                                                       ------------
REAL ESTATE INVESTMENT TRUSTS --
  0.5%
  Federal Realty Investors Trust,
    5.250%, 10/28/03...............           835,000       734,800
                                                       ------------
RESTAURANTS -- 0.1%
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04........................           525,000       126,000
                                                       ------------
RETAIL -- SPECIALTY -- 0.0%
  CML Group, Inc., 5.500%, 1/15/03
    ^..............................            50,000         1,000
                                                       ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost
    $24,168,157)...................                      23,180,391
                                                       ------------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $129,040,440)..................                     127,195,534
                                                       ------------

                                            SHARES
-------------------------------------------------------------------
PREFERRED STOCKS -- 1.5% OF NET ASSETS
CHEMICALS -- MAJOR -- 0.1%
  E.I. du Pont DeNemours & Co.,
    $3.50..........................             2,200       152,900
                                                       ------------
METALS -- 0.2%
  Alcoa, Inc., $3.75...............             3,350       255,438
                                                       ------------
OIL & GAS -- 0.5%
  Weatherford International, Inc.,
    5.000%.........................            20,500       627,812
                                                       ------------
REAL ESTATE INVESTMENT TRUSTS --
  0.0%
  Camden Property Trust, $2.25.....             3,000        70,125
                                                       ------------
UTILITIES -- 0.7%
  Cleco Corp., 4.750%..............               688        56,330
  Connecticut Light & Power Co.,
    $2.20..........................               263         8,416

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

                                            SHARES       VALUE +
-------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
UTILITIES -- CONTINUED
  Dayton Power & Light Co.,
    3.750%.........................               701  $     47,142
  Del Marva Power & Light Co.,
    4.000%.........................               350        23,494
  Illinois Power Co., 4.080%.......               400        15,200
  Illinois Power Co., 4.200%.......               100         3,975
  Jersey Central Power & Light Co.,
    4.000%.........................             3,510       252,720
  MDU Resources Group, Inc.,
    5.100%.........................               960        88,560
  Northern Indiana Public Service
    Co., 4.250%....................             2,110       150,337
  Northern States Power Co.,
    $4.08..........................                50         3,825
  Northern States Power Co.,
    $4.10..........................               100         8,000
  Public Service Electric & Gas
    Co., 4.080%....................               300        23,100
  San Diego Gas & Electric Co.,
    4.500%.........................               100         1,625
  Southern California Edison Co.,
    4.240%.........................             5,700       118,275
  Southern California Edison Co.,
    4.320%.........................             8,080       144,430
                                                       ------------
                                                            945,429
                                                       ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,838,370)...                       2,051,704
                                                       ------------
WARRANTS -- 0.0% OF NET ASSETS
COMPUTERS -- 0.0%
  Streamlogic Corp., expiring
    10/7/01 *......................                48             0
                                                       ------------
  TOTAL WARRANTS
    (Identified Cost $0)...........                               0
                                                       ------------

                                             FACE
                                            AMOUNT
-------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.2% OF NET ASSETS
  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 3/31/99 at 4.000% to be
    repurchased at $4,299,478 on
    4/1/99 collateralized by
    $3,430,000 U.S. Treasury Bond,
    8.125%, due 8/15/21 with a
    value of $4,390,400............  USD    4,299,000     4,299,000
                                                       ------------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,299,000)...                       4,299,000
                                                       ------------
TOTAL INVESTMENTS -- 99.2%
  (IDENTIFIED COST $135,177,810)
  @................................                     133,546,238
    Cash and Other Assets, Less
      Liabilities -- 0.8%..........                       1,037,667
                                                       ------------
NET ASSETS -- 100%.................                    $134,583,905
                                                       ------------
                                                       ------------

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS -- AS OF MARCH 31, 1999
(UNAUDITED) -- CONTINUED

  !  See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
PIK  All or a portion of income may be received as additional securities.
  ^  Security in default.
  *  Non-income producing security.
  @ At March 31, 1999, the net unrealized depreciation on investments based on cost of $135,177,810 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,549,869 and $8,181,441, respectively, resulting in net unrealized depreciation of $1,631,572.

       Key to Abbreviations:

             AUD:  Australian Dollar
             CAD:  Canadian Dollar
             NZD:  New Zealand Dollar
             USD:  United States Dollar
             ZAR:  South African Rand

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

                           California Tax-        Core
                             Free Income      Fixed Income
                                 Fund             Fund
                           ----------------   -------------
ASSETS
  Investments at value...     $  20,484,991    $ 21,315,782
  Cash...................               533             390
  Receivable for:
    Securities sold......                 0               0
    Dividend and interest
      -- net.............           293,263         277,145
  Due from the adviser
    (Note 3).............            10,608           9,232
  Other assets (Note
    1H)..................                 0           4,968
                           ----------------   -------------
                                 20,789,395      21,607,517
                           ----------------   -------------
LIABILITIES
  Payable for:
    Securities
      purchased..........                 0               0
    Fund shares
      redeemed...........                 0               0
  Accrued expenses:
    Management fees (Note
      3).................             8,714           8,942
    Trustee's fees (Note
      3A)................               872             877
    Administrative
      fees...............               963           1,098
  Other..................            22,240          27,412
                           ----------------   -------------
                                     32,789          38,329
                           ----------------   -------------
NET ASSETS...............     $  20,756,606    $ 21,569,188
                           ----------------   -------------
                           ----------------   -------------
  Net Assets consist of:
    Capital paid in......     $  20,047,517    $ 21,278,003
    Undistributed (or
      Distributions in
      excess of) net
      investment
      income.............           (10,200)        307,286
    Accumulated net
      realized gain
      (loss).............           (11,695)         20,900
    Unrealized
      appreciation
      (depreciation) on
      investments and
      foreign currency --
      net................           730,984         (37,001)
                           ----------------   -------------
NET ASSETS...............     $  20,756,606    $ 21,569,188
                           ----------------   -------------
                           ----------------   -------------
Shares of beneficial
  interest outstanding,
  no par value...........         1,974,614       2,023,763
                           ----------------   -------------
                           ----------------   -------------
Net asset value, offering
  and redemption price
  per share..............     $       10.51    $      10.66
Identified cost of
  investments............     $  19,754,007    $ 21,352,783
                           ----------------   -------------
                           ----------------   -------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                               Core           Fixed        High Yield     Intermediate Duration    Investment Grade
                              Growth         Income       Fixed Income         Fixed Income          Fixed Income
                               Fund           Fund            Fund                 Fund                  Fund
                           ------------   -------------   -------------   ----------------------   -----------------
ASSETS
  Investments at value...  $ 22,400,394   $ 276,360,227    $ 17,966,971         $     14,724,217      $  133,546,238
  Cash...................           434             632             706                      234              21,980
  Receivable for:
    Securities sold......     2,458,560               0               0                   94,708                   0
    Dividend and interest
      -- net.............         7,232       4,186,934         331,263                  182,025           2,098,120
  Due from the adviser
    (Note 3).............         7,614               0          13,766                    7,745               7,577
  Other assets (Note
    1H)..................             0               0               0                        0                   0
                           ------------   -------------   -------------             ------------   -----------------
                             24,874,234     280,547,793      18,312,706               15,008,929         135,673,915
                           ------------   -------------   -------------             ------------   -----------------
LIABILITIES
  Payable for:
    Securities
      purchased..........       241,910               0               0                        0           1,013,028
    Fund shares
      redeemed...........       834,813          81,000               0                        0                   0
  Accrued expenses:
    Management fees (Note
      3).................        10,398         116,927           9,034                    5,052              44,670
    Trustee's fees (Note
      3A)................           877             877             872                      853                 877
    Administrative
      fees...............         1,065          10,599             897                      429               5,791
  Other..................        20,268          40,744          28,784                   22,634              25,644
                           ------------   -------------   -------------             ------------   -----------------
                              1,109,331         250,147          39,587                   28,968           1,090,010
                           ------------   -------------   -------------             ------------   -----------------
NET ASSETS...............  $ 23,764,903   $ 280,297,646    $ 18,273,119         $     14,979,961      $  134,583,905
                           ------------   -------------   -------------             ------------   -----------------
                           ------------   -------------   -------------             ------------   -----------------
  Net Assets consist of:
    Capital paid in......  $ 16,215,002   $ 283,231,623    $ 25,538,036         $     15,293,514      $  135,772,814
    Undistributed (or
      Distributions in
      excess of) net
      investment
      income.............        31,125       5,882,475         613,953                   (9,217)            (21,094)
    Accumulated net
      realized gain
      (loss).............     2,456,490         945,609      (4,082,786)                 (36,397)            462,586
    Unrealized
      appreciation
      (depreciation) on
      investments and
      foreign currency --
      net................     5,062,286      (9,762,061)     (3,796,084)                (267,939)         (1,630,401)
                           ------------   -------------   -------------             ------------   -----------------
NET ASSETS...............  $ 23,764,903   $ 280,297,646    $ 18,273,119         $     14,979,961      $  134,583,905
                           ------------   -------------   -------------             ------------   -----------------
                           ------------   -------------   -------------             ------------   -----------------
Shares of beneficial
  interest outstanding,
  no par value...........     1,819,528      22,884,940       2,208,658                1,539,325          11,617,778
                           ------------   -------------   -------------             ------------   -----------------
                           ------------   -------------   -------------             ------------   -----------------
Net asset value, offering
  and redemption price
  per share..............  $      13.06   $       12.25    $       8.27         $           9.73      $        11.58
Identified cost of
  investments............  $ 17,338,108   $ 286,123,366    $ 21,763,057         $     14,992,156      $  135,177,810
                           ------------   -------------   -------------             ------------   -----------------
                           ------------   -------------   -------------             ------------   -----------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                           California Tax-        Core
                             Free Income      Fixed Income
                                 Fund             Fund
                           ----------------   -------------
INVESTMENT INCOME
  Dividends*.............     $           0    $          0
  Interest...............           518,429         667,278
                           ----------------   -------------
                                    518,429         667,278
                           ----------------   -------------
  Expenses
    Management fees (Note
      3).................            50,543          49,668
    Trustee's fees and
      expenses (Note
      3A)................             1,407           1,412
    Administrative
      fees...............             4,666           4,645
    Custodian and
      accounting fees....            26,109          25,525
    Transfer agent
      fees...............             9,758           5,739
    Audit and tax
      services fees......             6,732           6,732
    Registration fees....             7,304          11,610
    Amortization of
      organization
      expenses (Note
      1H)................                 0           1,194
    Other expenses.......             7,583           7,376
                           ----------------   -------------
    Total expenses.......           114,102         113,901
    Less expenses waived
      and reimbursed by
      the investment
      adviser (Note 3)...           (48,395)        (49,332)
                           ----------------   -------------
    Net expenses.........            65,707          64,569
                           ----------------   -------------
  Net investment
    income...............           452,722         602,709
                           ----------------   -------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
    Net realized gain
      (loss) on
        investments and
          foreign
          currency.......            (8,951)        104,478
    Change in unrealized
      appreciation
      (depreciation) on
        investments and
          foreign
          currency.......          (130,022)       (759,374)
                           ----------------   -------------
    Net realized gain
      (loss) and change
      in unrealized
        appreciation
        (depreciation)...          (138,973)       (654,896)
                           ----------------   -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............     $     313,749    $    (52,187)
                           ----------------   -------------
                           ----------------   -------------

*Net of foreign withholding taxes of $214 and $1,589 for the Core Growth and High Yield Fixed Income Funds, respectively.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                                                         Intermediate
                               Core          Fixed        High Yield       Duration      Investment Grade
                              Growth         Income      Fixed Income    Fixed Income      Fixed Income
                               Fund           Fund           Fund            Fund              Fund
                           ------------   ------------   -------------   -------------   -----------------
INVESTMENT INCOME
  Dividends*.............  $     78,577   $    212,344    $     77,041    $          0      $       68,339
  Interest...............        30,893     11,844,771       1,659,629         412,907           4,916,703
                           ------------   ------------   -------------   -------------   -----------------
                                109,470     12,057,115       1,736,670         412,907           4,985,042
                           ------------   ------------   -------------   -------------   -----------------
  Expenses
    Management fees (Note
      3).................        59,087        658,158          76,968          24,242             255,190
    Trustee's fees and
      expenses (Note
      3A)................         1,412          1,412           1,407           1,414               1,412
    Administrative
      fees...............         5,414         59,032           5,903           2,486              29,355
    Custodian and
      accounting fees....        19,672         67,043          30,538          15,046              48,596
    Transfer agent
      fees...............         4,271         10,560           4,604           3,075               7,709
    Audit and tax
      services fees......         7,480         12,465          11,967           7,429              11,468
    Registration fees....         7,528         14,343           8,249           9,245              10,206
    Amortization of
      organization
      expenses (Note
      1H)................             0              0               0               0                   0
    Other expenses.......         7,747         19,137           7,998           7,256              12,228
                           ------------   ------------   -------------   -------------   -----------------
    Total expenses.......       112,611        842,150         147,634          70,193             376,164
    Less expenses waived
      and reimbursed by
      the investment
      adviser (Note 3)...       (35,797)             0         (51,424)        (36,859)            (25,278)
                           ------------   ------------   -------------   -------------   -----------------
    Net expenses.........        76,814        842,150          96,210          33,334             350,886
                           ------------   ------------   -------------   -------------   -----------------
  Net investment
    income...............        32,656     11,214,965       1,640,460         379,573           4,634,156
                           ------------   ------------   -------------   -------------   -----------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
    Net realized gain
      (loss) on
        investments and
          foreign
          currency.......     2,512,493      1,375,762      (4,076,358)          8,319             567,467
    Change in unrealized
      appreciation
      (depreciation) on
        investments and
          foreign
          currency.......     3,146,145      5,857,601       5,862,358         (63,476)          2,954,895
                           ------------   ------------   -------------   -------------   -----------------
    Net realized gain
      (loss) and change
      in unrealized
        appreciation
        (depreciation)...     5,658,638      7,233,363       1,786,000         (55,157)          3,522,362
                           ------------   ------------   -------------   -------------   -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............  $  5,691,294   $ 18,448,328    $  3,426,460    $    324,416      $    8,156,518
                           ------------   ------------   -------------   -------------   -----------------
                           ------------   ------------   -------------   -------------   -----------------

*Net of foreign withholding taxes of $214 and $1,589 for the Core Growth and High Yield Fixed Income Funds, respectively.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                           California Tax-Free Income Fund
                                     -------------------------------------------
                                     Six Months    Nine Months
                                        Ended         Ended         Year Ended
                                      March 31,   September 30,    December 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $   452,722    $    600,781    $    716,797
  Net realized gain (loss) on
    investments and foreign
    currency.......................       (8,951)         10,232          20,418
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........     (130,022)        320,052         367,627
                                     -----------  --------------   -------------
  Increase (decrease) in net assets
    from operations................      313,749         931,065       1,104,842
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............     (462,922)       (610,963)       (719,537)
  Net realized gain on
    investments....................            0               0         (41,370)
                                     -----------  --------------   -------------
    Total distributions............     (462,922)       (610,963)       (760,907)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................    1,896,000       2,777,897       3,727,583
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................       71,662         105,335         127,165
  Cost of shares redeemed..........     (680,000)       (407,000)       (836,438)
                                     -----------  --------------   -------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    1,287,662       2,476,232       3,018,310
                                     -----------  --------------   -------------
    Total increase (decrease) in
      net assets...................    1,138,489       2,796,334       3,362,245
NET ASSETS
  Beginning of period..............   19,618,117      16,821,783      13,459,538
                                     -----------  --------------   -------------
  End of period....................  $20,756,606    $ 19,618,117    $ 16,821,783
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period....................  $   (10,200)   $          0    $      6,408
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...      180,055         266,053         364,171
  Issued in connection with the
    reinvestment of
    distributions..................        6,810          10,101          12,386
  Redeemed.........................      (64,613)        (39,014)        (82,667)
                                     -----------  --------------   -------------
  Net change.......................      122,252         237,140         293,890
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Core Fixed Income Fund
                                     ----------------------------------------------
                                     Six Months      Nine Months          Year
                                        Ended           Ended             Ended
                                      March 31,     September 30,     December 31,
                                        1999            1998              1997
                                     -----------  -----------------   -------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $   602,709     $      842,404    $    561,849
  Net realized gain (loss) on
    investments and foreign
    currency.......................      104,478            180,769          38,487
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........     (759,374)           376,200         257,800
                                     -----------  -----------------   -------------
  Increase (decrease) in net assets
    from operations................      (52,187)         1,399,373         858,136
                                     -----------  -----------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............   (1,133,614)                 0        (560,414)
  Net realized gain (loss) on
    investments....................     (267,462)              (811)        (38,618)
                                     -----------  -----------------   -------------
    Total distributions............   (1,401,076)              (811)       (599,032)
                                     -----------  -----------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................    3,330,586          4,752,797       9,230,953
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................    1,401,076                811         599,032
  Cost of shares redeemed..........   (1,049,967)        (2,921,313)       (250,000)
                                     -----------  -----------------   -------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    3,681,695          1,832,295       9,579,985
                                     -----------  -----------------   -------------
    Total increase (decrease) in
      net assets...................    2,228,432          3,230,857       9,839,089
NET ASSETS
  Beginning of period..............   19,340,756         16,109,899       6,270,810
                                     -----------  -----------------   -------------
  End of period....................  $21,569,188     $   19,340,756    $ 16,109,899
                                     -----------  -----------------   -------------
                                     -----------  -----------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period....................  $   307,286     $      838,191    $          0
                                     -----------  -----------------   -------------
                                     -----------  -----------------   -------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...      302,302            437,458         860,234
  Issued in connection with the
    reinvestment of
    distributions..................      131,433                 73          56,248
  Redeemed.........................      (93,128)          (265,932)        (23,346)
                                     -----------  -----------------   -------------
  Net change.......................      340,607            171,599         893,136
                                     -----------  -----------------   -------------
                                     -----------  -----------------   -------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Core Growth Fund
                                     -------------------------------------------
                                     Six Months    Nine Months
                                        Ended         Ended         Year Ended
                                      March 31,   September 30,    December 31,
                                        1999           1998            1997
                                     -----------  --------------   -------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $    32,656    $    152,319    $    281,724
  Net realized gain (loss) on
    investments and foreign
    currency.......................    2,512,493       6,023,380       3,075,110
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........    3,146,145      (1,620,971)        601,974
                                     -----------  --------------   -------------
  Increase (decrease) in net assets
    from operations................    5,691,294       4,554,728       3,958,808
                                     -----------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............     (153,835)              0        (284,442)
  Net realized gain on
    investments....................   (6,056,473)              0      (2,620,841)
                                     -----------  --------------   -------------
    Total distributions............   (6,210,308)              0      (2,905,283)
                                     -----------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................            0       1,842,263      12,883,954
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................    6,210,308               0       2,905,283
  Cost of shares redeemed..........   (2,836,163)    (24,030,786)       (205,235)
                                     -----------  --------------   -------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    3,374,145     (22,188,523)     15,584,002
                                     -----------  --------------   -------------
    Total increase (decrease) in
      net assets...................    2,855,131     (17,633,795)     16,637,527
NET ASSETS
  Beginning of the period..........   20,909,772      38,543,567      21,906,040
                                     -----------  --------------   -------------
  End of the period................  $23,764,903    $ 20,909,772    $ 38,543,567
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................  $    31,125    $    152,304    $          0
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...            0         146,126       1,009,708
  Issued in connection with the
    reinvestment of
    distributions..................      506,550               0         241,472
  Redeemed.........................     (225,369)     (1,751,368)        (15,943)
                                     -----------  --------------   -------------
  Net change.......................      281,181      (1,605,242)      1,235,237
                                     -----------  --------------   -------------
                                     -----------  --------------   -------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Fixed Income Fund
                                     --------------------------------------------
                                      Six Months    Nine Months
                                        Ended          Ended         Year Ended
                                      March 31,    September 30,    December 31,
                                         1999           1998            1997
                                     ------------  --------------   -------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $ 11,214,965   $  11,410,938   $   8,695,684
  Net realized gain (loss) on
    investments and foreign
    currency.......................     1,375,762       4,856,929       2,909,561
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........     5,857,601     (20,391,296)      1,883,711
                                     ------------  --------------   -------------
  Increase (decrease) in net assets
    from operations................    18,448,328      (4,123,429)     13,488,956
                                     ------------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............   (16,709,531)              0      (8,861,805)
  Net realized gain on
    investments....................    (5,298,144)     (1,288,514)     (3,350,264)
                                     ------------  --------------   -------------
    Total distributions............   (22,007,675)     (1,288,514)    (12,212,069)
                                     ------------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................    21,172,701      89,088,980      86,055,071
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................    22,007,675       1,273,620      11,967,763
  Cost of shares redeemed..........    (7,651,981)     (9,670,135)    (17,997,654)
                                     ------------  --------------   -------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    35,528,395      80,692,465      80,025,180
                                     ------------  --------------   -------------
    Total increase (decrease) in
      net assets...................    31,969,048      75,280,522      81,302,067
NET ASSETS
  Beginning of period..............   248,328,598     173,048,076      91,746,009
                                     ------------  --------------   -------------
  End of period....................  $280,297,646   $ 248,328,598   $ 173,048,076
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period....................  $  5,882,475   $  11,377,041   $      (8,315)
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...     1,727,296       6,829,377       6,599,478
  Issued in connection with the
    reinvestment of
    distributions..................     1,865,057          97,745         947,050
  Redeemed.........................      (619,579)       (755,557)     (1,401,398)
                                     ------------  --------------   -------------
  Net change.......................     2,972,774       6,171,565       6,145,130
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                High Yield Fixed Income Fund
                                     --------------------------------------------------
                                      Six Months      Nine Months
                                        Ended            Ended            Year Ended
                                      March 31,      September 30,       December 31,
                                         1999            1998                1997
                                     ------------  -----------------   ----------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $  1,640,460     $    2,619,892      $   1,835,703
  Net realized gain (loss) on
    investments and foreign
    currency.......................    (4,076,358)           813,298          1,091,157
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........     5,862,358         (8,655,085)        (1,050,300)
                                     ------------  -----------------   ----------------
  Increase (decrease) in net assets
    from operations................     3,426,460         (5,221,895)         1,876,560
                                     ------------  -----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............    (3,648,962)                 0         (1,834,725)
  Net realized gain on
    investments....................      (816,575)          (281,055)          (811,668)
                                     ------------  -----------------   ----------------
    Total distributions............    (4,465,537)          (281,055)        (2,646,393)
                                     ------------  -----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................         7,000          8,622,000         23,895,000
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................     4,155,972            255,838          2,646,426
  Cost of shares redeemed..........   (13,592,930)        (3,504,738)                 0
                                     ------------  -----------------   ----------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    (9,429,958)         5,373,100         26,541,426
                                     ------------  -----------------   ----------------
    Total increase (decrease) in
      net assets...................   (10,469,035)          (129,850)        25,771,593
NET ASSETS
  Beginning of period..............    28,742,154         28,872,004          3,100,411
                                     ------------  -----------------   ----------------
  End of period....................  $ 18,273,119     $   28,742,154      $  28,872,004
                                     ------------  -----------------   ----------------
                                     ------------  -----------------   ----------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period....................  $    613,953     $    2,622,455      $         704
                                     ------------  -----------------   ----------------
                                     ------------  -----------------   ----------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...           863            853,119          2,304,814
  Issued in connection with the
    reinvestment of
    distributions..................       536,947             25,558            264,639
  Redeemed.........................    (1,744,920)          (337,403)                 0
                                     ------------  -----------------   ----------------
  Net change.......................    (1,207,110)           541,274          2,569,453
                                     ------------  -----------------   ----------------
                                     ------------  -----------------   ----------------

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                          Intermediate Duration Fixed Income Fund
                                          ----------------------------------------
                                          Six Months Ended     Nine Months Ended
                                           March 31, 1999     September 30, 1998*
                                          -----------------   --------------------
                                             (Unaudited)
FROM OPERATIONS
  Net investment income.................     $      379,573        $       455,090
  Net realized gain (loss) on
    investments and foreign currency....              8,319                (44,716)
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................            (63,476)              (204,463)
                                          -----------------   --------------------
  Increase (decrease) in net assets from
    operations..........................            324,416                205,911
                                          -----------------   --------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................           (486,386)              (357,494)
  Net realized gain on investments......                  0                      0
                                          -----------------   --------------------
    Total distributions.................           (486,386)              (357,494)
                                          -----------------   --------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares......          3,601,888             11,888,529
  Net asset value of shares issued in
    connection with the reinvestment of
    distributions.......................            486,386                357,494
  Cost of shares redeemed...............                  0             (1,040,783)
                                          -----------------   --------------------
  Increase (decrease) in net assets
    derived from capital share
    transactions........................          4,088,274             11,205,240
                                          -----------------   --------------------
    Total increase (decrease) in net
      assets............................          3,926,304             11,053,657
NET ASSETS
  Beginning of period...................         11,053,657                      0
                                          -----------------   --------------------
  End of period.........................     $   14,979,961        $    11,053,657
                                          -----------------   --------------------
                                          -----------------   --------------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period.........................     $       (9,217)       $        97,596
                                          -----------------   --------------------
                                          -----------------   --------------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares........            368,852              1,188,441
  Issued in connection with the
    reinvestment of distributions.......             50,018                 35,799
  Redeemed..............................                  0               (103,785)
                                          -----------------   --------------------
  Net change............................            418,870              1,120,455
                                          -----------------   --------------------
                                          -----------------   --------------------

  *  Commencement of operations on January 28, 1998.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                          Investment Grade Fixed Income Fund
                                     --------------------------------------------
                                      Six Months    Nine Months
                                        Ended          Ended         Year Ended
                                      March 31,    September 30,    December 31,
                                         1999           1998            1997
                                     ------------  --------------   -------------
                                     (Unaudited)
FROM OPERATIONS
  Net investment income............  $  4,634,156   $   5,159,444    $  4,262,268
  Net realized gain (loss) on
    investments and foreign
    currency.......................       567,467       1,166,768       1,023,968
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency...........     2,954,895      (6,968,292)        704,886
                                     ------------  --------------   -------------
  Increase (decrease) in net assets
    from operations................     8,156,518        (642,080)      5,991,122
                                     ------------  --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income............    (4,813,319)     (5,325,638)     (4,113,289)
  Net realized gain on
    investments....................    (1,310,698)       (164,584)       (884,327)
                                     ------------  --------------   -------------
    Total distributions............    (6,124,017)     (5,490,222)     (4,997,616)
                                     ------------  --------------   -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares.........................    10,731,869      38,267,503      28,180,818
  Net asset value of shares issued
    in connection with the
    reinvestment of
    distributions..................     4,870,965       4,469,734       3,906,983
  Cost of shares redeemed..........    (2,135,418)       (484,895)     (1,869,109)
                                     ------------  --------------   -------------
  Increase (decrease) in net assets
    derived from capital share
    transactions...................    13,467,416      42,252,342      30,218,692
                                     ------------  --------------   -------------
    Total increase (decrease) in
      net assets...................    15,499,917      36,120,040      31,212,198
NET ASSETS
  Beginning of period..............   119,083,988      82,963,948      51,751,750
                                     ------------  --------------   -------------
  End of period....................  $134,583,905   $ 119,083,988    $ 82,963,948
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------
UNDISTRIBUTED NET INVESTMENT INCOME
  End of period....................  $    (21,094)  $     158,069    $    166,580
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares...       946,308       3,216,464       2,322,895
  Issued in connection with the
    reinvestment of
    distributions..................       427,826         375,920         327,954
  Redeemed.........................      (186,598)        (41,234)       (154,352)
                                     ------------  --------------   -------------
  Net change.......................     1,187,536       3,551,150       2,496,497
                                     ------------  --------------   -------------
                                     ------------  --------------   -------------

                See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                             California Tax-Free
                                 Income Fund
                           ------------------------
                              1999*
                           (Unaudited)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   10.59   $   10.41
                           ------------   ---------
Income from investment
  operations --
  Net investment income
    (loss)...............          0.23        0.35
  Net realized and
    unrealized gain
    (loss) on
    investments..........         (0.07)       0.19
                           ------------   ---------
    Total from investment
      operations.........          0.16        0.54
                           ------------   ---------
Less distributions --
  Dividends from net
    investment income....         (0.24)      (0.36)
  Distributions from net
    realized capital
    gains................          0.00        0.00
                           ------------   ---------
    Total
      distributions......         (0.24)      (0.36)
                           ------------   ---------
Net asset value, end of
  period.................     $   10.51   $   10.59
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...           1.5         5.3
Net assets, end of period
  (000)..................     $  20,757   $  19,618
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.65        0.65
Ratio of net investment
  income to average net
  assets (%)(c)..........          4.48        4.55
Portfolio turnover
  (%)(a).................             6          12
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
  Ratio of expenses to
  average net assets
  would have been
  (%)(c).................          1.13        1.33
  Net investment income
    per share would have
    been.................     $    0.21   $    0.30

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on June 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                           California Tax-Free Income Fund
                           --------------------------------
                           For the Year Ended December 31,
                           --------------------------------
                             1997        1996      1995***
                           ---------   ---------   --------
Net asset value,
  beginning of period....  $   10.19   $   10.23    $ 10.00
                           ---------   ---------   --------
Income from investment
  operations --
  Net investment income
    (loss)...............       0.47        0.46       0.26
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.25       (0.04)      0.23
                           ---------   ---------   --------
    Total from investment
      operations.........       0.72        0.42       0.49
                           ---------   ---------   --------
Less distributions --
  Dividends from net
    investment income....      (0.47)      (0.45)     (0.26)
  Distributions from net
    realized capital
    gains................      (0.03)      (0.01)      0.00
                           ---------   ---------   --------
    Total
      distributions......      (0.50)      (0.46)     (0.26)
                           ---------   ---------   --------
Net asset value, end of
  period.................  $   10.41   $   10.19    $ 10.23
                           ---------   ---------   --------
                           ---------   ---------   --------
Total return (%)(a)(b)...        7.3         4.1        4.9
Net assets, end of period
  (000)..................  $  16,822   $  13,460    $ 7,880
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.65        0.65       0.65
Ratio of net investment
  income to average net
  assets (%)(c)..........       4.62        4.58       5.30
Portfolio turnover
  (%)(a).................         24          18         18
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
  Ratio of expenses to
  average net assets
  would have been
  (%)(c).................       1.41        1.26       1.62
  Net investment income
    per share would have
    been.................  $    0.39   $    0.40    $  0.22

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on June 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    Core Fixed Income Fund
                                       -------------------------------------------------
                                                                     For the Year ended
                                                                        December 31,
                                          1999*                     --------------------
                                       (Unaudited)      1998**        1997       1996***
                                       -----------     --------     --------     -------
Net asset value, beginning of
  period...........................    $     11.49     $  10.66     $  10.14     $ 10.00
                                       -----------     --------     --------     -------
Income from investment operations
  --
  Net investment income (loss).....           0.29         0.50         0.39        0.40
  Net realized and unrealized gain
    (loss) on investments..........          (0.33)        0.33         0.55        0.13
                                       -----------     --------     --------     -------
    Total from investment
      operations...................          (0.04)        0.83         0.94        0.53
                                       -----------     --------     --------     -------
Less distributions --
  Dividends from net investment
    income.........................          (0.64)        0.00        (0.39)      (0.39)
  Distributions from net realized
    capital gains..................          (0.15)       (0.00)(e)    (0.03)       0.00
                                       -----------     --------     --------     -------
    Total distributions............          (0.79)       (0.00)       (0.42)      (0.39)
                                       -----------     --------     --------     -------
Net asset value, end of period.....    $     10.66     $  11.49     $  10.66     $ 10.14
                                       -----------     --------     --------     -------
                                       -----------     --------     --------     -------
Total return (%)(a)(b).............           (0.3)         7.8          9.2         5.3
Net assets, end of period (000)....    $    21,569     $ 19,341     $ 16,110     $ 6,271
Ratio of operating expenses to
  average net assets (%)(c)(d).....           0.65         0.65         0.65        0.65
Ratio of net investment income to
  average net assets (%)(c)........           6.07         6.08         6.34        6.21
Portfolio turnover (%)(a)..........             17           45           59          34
Without giving effect to the
  voluntary expense limitations
  described in Note 3 to the
  Financial Statements:
  Ratio of expenses to average net
    assets would have been
    (%)(c).........................           1.15         1.27         1.80        1.46
  Net investment income per share
    would have been................    $      0.27     $   0.45     $   0.32     $  0.35

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on April 24, 1996.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)  Amount is less than $0.01 per share.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                               Core Growth Fund
                           ------------------------
                              1999*
                           (Unaudited)     1998**
                           ------------   ---------
Net asset value,
  beginning of period....     $   13.59   $   12.26
                           ------------   ---------
Income from investment
  operations --
  Net investment income
    (loss)...............          0.02        0.10
  Net realized and
    unrealized gain
    (loss) on
    investments..........          3.49        1.23
                           ------------   ---------
    Total from investment
      operations.........          3.51        1.33
                           ------------   ---------
Less distributions --
  Dividends from net
    investment income....         (0.10)       0.00
  Distributions from net
    realized capital
    gains................         (3.94)       0.00
                           ------------   ---------
      Total
        distributions....         (4.04)       0.00
                           ------------   ---------
Net asset value, end of
  period.................     $   13.06   $   13.59
                           ------------   ---------
                           ------------   ---------
Total return (%)(a)(b)...          27.7        10.9
Net assets, end of period
  (000)..................     $  23,765   $  20,910
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.65        0.65
Ratio of net investment
  income to average net
  assets (%)(c)..........          0.28        0.74
Portfolio turnover
  (%)(a).................            84          96
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.95        1.03
    Net investment income
      per share would
      have been..........     $    0.00   $    0.05

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on October 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                   Core Growth Fund
                           --------------------------------
                           For the Year Ended December 31,
                           --------------------------------
                             1997        1996      1995***
                           ---------   ---------   --------
Net asset value,
  beginning of period....  $   11.48   $   10.02    $ 10.00
                           ---------   ---------   --------
Income from investment
  operations --
  Net investment income
    (loss)...............       0.10        0.10       0.02
  Net realized and
    unrealized gain
    (loss) on
    investments..........       1.68        1.47       0.02
                           ---------   ---------   --------
    Total from investment
      operations.........       1.78        1.57       0.04
                           ---------   ---------   --------
Less distributions --
  Dividends from net
    investment income....      (0.10)      (0.11)     (0.02)
  Distributions from net
    realized capital
    gains................      (0.90)       0.00       0.00
                           ---------   ---------   --------
      Total
        distributions....      (1.00)      (0.11)     (0.02)
                           ---------   ---------   --------
Net asset value, end of
  period.................  $   12.26   $   11.48    $ 10.02
                           ---------   ---------   --------
                           ---------   ---------   --------
Total return (%)(a)(b)...       15.7        15.6        0.4
Net assets, end of period
  (000)..................  $  38,544   $  21,906    $ 7,609
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.65        0.65       0.65
Ratio of net investment
  income to average net
  assets (%)(c)..........       0.87        1.10       1.36
Portfolio turnover
  (%)(a).................        109          97         22
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       0.89        0.89       1.43
    Net investment income
      per share would
      have been..........  $    0.07   $    0.08    $  0.01

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on October 1, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                               Fixed Income Fund
                           -------------------------
                              1999*
                           (Unaudited)      1998**
                           ------------   ----------
Net asset value,
  beginning of period....    $    12.47   $    12.59
                           ------------   ----------
Income from investment
  operations --
  Net investment income
    (loss)...............          0.51         0.57
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.35        (0.62)
                           ------------   ----------
    Total from investment
      operations.........          0.86        (0.05)
                           ------------   ----------
Less distributions --
  Dividends from net
    investment income....         (0.82)        0.00
  Distributions from net
    realized capital
    gains................         (0.26)       (0.07)
                           ------------   ----------
    Total
      distributions......         (1.08)       (0.07)
                           ------------   ----------
Net asset value, end of
  period.................    $    12.25   $    12.47
                           ------------   ----------
                           ------------   ----------
Total return (%)(a)(b)...           7.2         (0.4)
Net assets, end of period
  (000)..................    $  280,298   $  248,329
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.64         0.65
Ratio of net investment
  income to average net
  assets (%)(c)..........          8.52         7.37
Portfolio turnover
  (%)(a).................            14           31
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.64         0.68
    Net investment income
      per share would
      have been..........    $     0.51   $     0.57

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on January 17, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                   Fixed Income Fund
                           ----------------------------------
                            For the Year Ended December 31,
                           ----------------------------------
                              1997        1996       1995***
                           ----------   ---------   ---------
Net asset value,
  beginning of period....  $    12.08   $   12.08   $   10.00
                           ----------   ---------   ---------
Income from investment
  operations --
  Net investment income
    (loss)...............        0.72        0.91        0.53
  Net realized and
    unrealized gain
    (loss) on
    investments..........        0.89        0.27        2.21
                           ----------   ---------   ---------
    Total from investment
      operations.........        1.61        1.18        2.74
                           ----------   ---------   ---------
Less distributions --
  Dividends from net
    investment income....       (0.75)      (0.90)      (0.52)
  Distributions from net
    realized capital
    gains................       (0.35)      (0.28)      (0.14)
                           ----------   ---------   ---------
    Total
      distributions......       (1.10)      (1.18)      (0.66)
                           ----------   ---------   ---------
Net asset value, end of
  period.................  $    12.59   $   12.08   $   12.08
                           ----------   ---------   ---------
                           ----------   ---------   ---------
Total return (%)(a)(b)...        13.4         9.8        27.4
Net assets, end of period
  (000)..................  $  173,048   $  91,746   $  58,332
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......        0.65        0.62        0.75
Ratio of net investment
  income to average net
  assets (%)(c)..........        7.56        7.97        8.15
Portfolio turnover
  (%)(a).................          41          90          76
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............        0.70        0.62        0.83
    Net investment income
      per share would
      have been..........  $     0.72   $    0.91   $    0.52

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on January 17, 1995.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         High Yield Fixed Income Fund
                                -----------------------------------------------
                                                            For the Year Ended
                                                               December 31,
                                   1999*                   --------------------
                                (Unaudited)     1998**       1997      1996***
                                ------------   ---------   ---------   --------
Net asset value, beginning of
  period......................     $    8.41   $   10.04   $   10.16    $ 10.00
                                ------------   ---------   ---------   --------
Income from investment
  operations --
  Net investment income
    (loss)....................          0.58        0.77        0.70       0.56
  Net realized and unrealized
    gain (loss) on
    investments...............          0.59       (2.31)       0.20       0.21
                                ------------   ---------   ---------   --------
    Total from investment
      operations..............          1.17       (1.54)       0.90       0.77
                                ------------   ---------   ---------   --------
Less distributions --
  Dividends from net
    investment income.........         (1.07)       0.00       (0.71)     (0.56)
  Distributions from net
    realized capital gains....         (0.24)      (0.09)      (0.31)     (0.05)
                                ------------   ---------   ---------   --------
    Total distributions.......         (1.31)      (0.09)      (1.02)     (0.61)
                                ------------   ---------   ---------   --------
Net asset value, end of
  period......................     $    8.27   $    8.41   $   10.04    $ 10.16
                                ------------   ---------   ---------   --------
                                ------------   ---------   ---------   --------
Total return (%)(a)(b)........          14.9       (15.5)        8.8        7.7
Net assets, end of period
  (000).......................     $  18,273   $  28,742   $  28,872    $ 3,100
Ratio of operating expenses to
  average net assets
  (%)(c)(d)...................          0.75        0.75        0.75       0.75
Ratio of net investment income
  to average net assets
  (%)(c)......................         12.79       10.69        8.82       9.42
Portfolio turnover (%)(a).....            15          39          94          9
Without giving effect to the
  voluntary expense
  limitations described in
  Note 3 to the Financial
  Statements:
    Ratio of expenses to
      average net assets would
      have been (%)(c)........          1.15        1.12        1.17       2.73
    Net investment income per
      share would have been...     $    0.56   $    0.74   $    0.67    $  0.44

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on June 5, 1996.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                                           Intermediate Duration
                                             Fixed Income Fund
                                          ------------------------
                                             1999*
                                          (Unaudited)     1998**
                                          ------------   ---------
Net asset value, beginning of period....     $    9.87   $   10.00
                                          ------------   ---------
Income from investment operations --
  Net investment income (loss)..........          0.30        0.41
  Net realized and unrealized gain
    (loss) on investments...............         (0.04)      (0.22)
                                          ------------   ---------
    Total from investment operations....          0.26        0.19
                                          ------------   ---------
Less distributions --
  Dividends from net investment
    income..............................         (0.40)      (0.32)
  Distributions from net realized
    capital gains.......................          0.00        0.00
                                          ------------   ---------
    Total distributions.................         (0.40)      (0.32)
                                          ------------   ---------
Net asset value, end of period..........     $    9.73   $    9.87
                                          ------------   ---------
                                          ------------   ---------
Total return (%)(a)(b)..................           2.7         1.9
Net assets, end of period (000).........     $  14,980   $  11,054
Ratio of operating expenses to average
  net assets (%)(c)(d)..................          0.55        0.55
Ratio of net investment income to
  average net assets (%)(c).............          6.26        6.05
Portfolio turnover (%)(a)...............             7          74
Without giving effect to the voluntary
  expense limitations described in Note
  3 to the Financial Statements:
    Ratio of expenses to average net
      assets would have been (%)(c).....          1.16        1.33
    Net investment income per share
      would have been...................     $    0.27   $    0.35

---------------

  *  For the six months ended March 31, 1999.
 **  Commencement of operations on January 28, 1998 through September 30, 1998.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
FINANCIAL HIGHLIGHTS

                               Investment Grade
                               Fixed Income Fund
                           -------------------------
                              1999*
                           (Unaudited)      1998**
                           ------------   ----------
Net asset value,
  beginning of period....    $    11.42   $    12.06
                           ------------   ----------
Income from investment
  operations --
  Net investment income
    (loss)...............          0.41         0.61
  Net realized and
    unrealized gain
    (loss) on
    investments..........          0.30        (0.60)
                           ------------   ----------
    Total from investment
      operations.........          0.71         0.01
                           ------------   ----------
Less distributions --
  Dividends from net
    investment income....         (0.43)       (0.63)
  Distributions from net
    realized capital
    gains................         (0.12)       (0.02)
                           ------------   ----------
      Total
        distributions....         (0.55)       (0.65)
                           ------------   ----------
Net asset value, end of
  period.................    $    11.58   $    11.42
                           ------------   ----------
                           ------------   ----------
Total return (%)(a)(b)...           6.4         (0.0)
Net assets, end of period
  (000)..................    $  134,584   $  119,084
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......          0.55         0.55
Ratio of net investment
  income to average net
  assets (%)(c)..........          7.26         6.85
Portfolio turnover
  (%)(a).................             9           31
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............          0.59         0.65
    Net investment income
      per share would
      have been..........    $     0.41   $     0.60

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on July 1, 1994.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------

                                Investment Grade Fixed Income Fund
                           --------------------------------------------
                                 For the Year Ended December 31,
                           --------------------------------------------
                             1997        1996        1995      1994***
                           ---------   ---------   ---------   --------
Net asset value,
  beginning of period....  $   11.81   $   11.56   $    9.57    $ 10.00
                           ---------   ---------   ---------   --------
Income from investment
  operations --
  Net investment income
    (loss)...............       0.83        0.80        0.75       0.41
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.37        0.40        2.05      (0.43)
                           ---------   ---------   ---------   --------
    Total from investment
      operations.........       1.20        1.20        2.80      (0.02)
                           ---------   ---------   ---------   --------
Less distributions --
  Dividends from net
    investment income....      (0.81)      (0.79)      (0.76)     (0.41)
  Distributions from net
    realized capital
    gains................      (0.14)      (0.16)      (0.05)      0.00
                           ---------   ---------   ---------   --------
      Total
        distributions....      (0.95)      (0.95)      (0.81)     (0.41)
                           ---------   ---------   ---------   --------
Net asset value, end of
  period.................  $   12.06   $   11.81   $   11.56    $  9.57
                           ---------   ---------   ---------   --------
                           ---------   ---------   ---------   --------
Total return (%)(a)(b)...       10.6        10.9        30.3       (0.3)
Net assets, end of period
  (000)..................  $  82,964   $  51,752   $  21,816    $ 4,649
Ratio of operating
  expenses to average net
  assets (%)(c)(d).......       0.55        0.55        0.55       0.55
Ratio of net investment
  income to average net
  assets (%)(c)..........       6.97        7.27        7.61       8.18
Portfolio turnover
  (%)(a).................         58          74          22        112
Without giving effect to
  the voluntary expense
  limitations described
  in Note 3 to the
  Financial Statements:
    Ratio of expenses to
      average net assets
      would have been
      (%)(c).............       0.69        0.70        0.94       1.55
    Net investment income
      per share would
      have been..........  $    0.81   $    0.78   $    0.71    $  0.36

---------------

  *  For the six months ended March 31, 1999.
 **  For the nine months ended September 30, 1998.
***  Commencement of operations on July 1, 1994.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c)  Annualized for periods less than one year.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)
1. Loomis Sayles Investment Trust (the "Trust") consists of seven no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund.

The Trust consists of the following Funds:

      Loomis Sayles California Tax-Free Income Fund
       Loomis Sayles Core Fixed Income Fund
       Loomis Sayles Core Growth Fund
       Loomis Sayles Fixed Income Fund
       Loomis Sayles High Yield Fixed Income Fund
       Loomis Sayles Intermediate Duration Fixed Income Fund
       Loomis Sayles Investment Grade Fixed Income Fund

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Effective September 30, 1998, the Board of Trustees approved a change in the fiscal year end of the Funds to September 30. Certain amounts in the Statements of Changes in Net Assets for prior periods have been reclassified to conform to current period presentations. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)
which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)
securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency exchange contracts is included in the cost basis of the associated investment.

Each Fund (except the California Tax-Free Income Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)
contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 1999, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is decreased by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

F. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income, the Intermediate Duration Fixed Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Core Growth, Fixed Income and High Yield Fixed Income Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)

H. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the initial registration and organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the six months ended March 31, 1999 were as follows:

                                                      PURCHASES
                                          ---------------------------------
                                          U.S. GOVERNMENT        OTHER
                                          ----------------   --------------
California Tax-Free Income Fund.........     $           0   $    1,308,994
Core Fixed Income Fund..................         5,390,479          498,322
Core Growth Fund........................                 0       18,806,339
Fixed Income Fund.......................         5,804,898       53,202,574
High Yield Fixed Income Fund............                 0        3,564,746
Intermediate Duration Fixed Income
  Fund..................................         2,985,057        1,597,014
Investment Grade Fixed Income Fund......         1,010,094       21,669,567

                                                       SALES
                                          --------------------------------
                                          U.S. GOVERNMENT        OTHER
                                          ----------------   -------------
California Tax-Free Income Fund.........     $           0   $   1,105,754
Core Fixed Income Fund..................         1,601,648       1,643,560
Core Growth Fund........................           484,333      22,204,675
Fixed Income Fund.......................        16,827,945      19,430,674
High Yield Fixed Income Fund............                 0      16,340,752
Intermediate Duration Fixed Income
  Fund..................................           599,195         187,282
Investment Grade Fixed Income Fund......             4,828      10,918,518

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the six months ended March 31, 1999, the Funds incurred management fees payable to Loomis Sayles. Certain officers and directors of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the six months ended March 31, 1999 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)
expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of the relevant Fund's average annual net assets:

                                          MANAGEMENT   MAXIMUM OPERATING
                  FUND                       FEES        EXPENSE RATIO
----------------------------------------  ----------   -----------------
California Tax-Free Income Fund.........    0.50%            0.65%
Core Fixed Income Fund..................    0.50%            0.65%
Core Growth Fund........................    0.50%            0.65%
Fixed Income Fund.......................    0.50%            0.65%
High Yield Fixed Income Fund............    0.60%            0.75%
Intermediate Duration Fixed Income
  Fund..................................    0.40%            0.55%
Investment Grade Fixed Income Fund......    0.40%            0.55%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, Metropolitan Life Insurance Company or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. CREDIT RISK -- The High Yield Fixed Income Fund will invest at least 65%, the Fixed Income Fund may invest up to 35%, and the Investment Grade Fixed Income Fund may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued
MARCH 31, 1999 (UNAUDITED)
Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

6. IN-KIND TRANSACTIONS -- During the six months ended March 31, 1999, the High Yield Fixed Income Fund had realized losses of $871,366 on securities associated with an in-kind redemption on January 26, 1999.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------
The Loomis Sayles Investment Trust shareholders voted on the following proposal at a special meeting held on April 6, 1999.

    TO ELECT THE FOLLOWING TRUSTEES:        VOTED FOR      WITHHELD
----------------------------------------  --------------  -----------
Charles J. Finlayson....................  23,053,640.741        0.000
Earl W. Foell...........................  22,204,030.351  849,610.390
Mark W. Holland.........................  23,053,640.741        0.000
Timothy J. Hunt.........................  22,317,464.151  736,176.590

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

            --------------------------------------------------------
            --------------------------------------------------------
                         LOOMIS SAYLES INVESTMENT TRUST
                       ---------------------------------
                       ---------------------------------

  TRUSTEE
   Timothy J. Hunt

  OFFICERS
   PRESIDENT
   Daniel J. Fuss
   EXECUTIVE VICE PRESIDENT
                                       TREASURER
   Robert J. Blanding
                                       Mark W. Holland
   VICE PRESIDENTS
                                       ASSISTANT TREASURER
   William F. Camp
                                       Philip R. Murray
   Quentin P. Faulkner
                                       Nicholas H. Palmerino
   Kathleen C. Gaffney
                                       SECRETARY
   Jeffrey L. Meade
                                       Sheila M. Barry
   Robert K. Payne
   Frederick E. Sweeney, Jr.
                                       ASSISTANT SECRETARY
   Anthony J. Wilkins
                                       Bonnie S. Thompson

For Information about:

- Establishing an account
- Account procedures and status
- Exchanges
- Shareholder services
Phone 888-226-9699 (Toll Free)

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P. - One Financial Center - Boston, MA 02111 TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company - Boston, MA 02102
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP - One Post Office Square - Boston, MA 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.